UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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THE ALKALINE WATER COMPANY INC.
(Name of Registrant as Specified In Its Charter)

___________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE ALKALINE WATER COMPANY INC.
8541 E Anderson Drive, Suite 100/101
Scottsdale, Arizona 85255

NOTICE OF ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 29, 2021

Dear Stockholder:

Our annual and special meeting of stockholders will be held on September 29, 2021, at 9:00 a.m., Arizona time, at the offices of Dickinson Wright PLLC, 1850 North Central Avenue, Suite 1400, Phoenix, Arizona 85004 for the following purposes:

1.	To elect Richard A. Wright, David A. Guarino, Aaron Keay, Frank Lazaran and Brian Sudano as the directors of our company;
2.	To ratify the appointment of Prager Metis CPAs, LLC as our independent registered public accounting firm;
3.	To hold a non-binding advisory vote on the compensation of our named executed officers as disclosed in the proxy statement;
4.

To approve, for purposes of complying with Nasdaq Listing Rule 5635(c), the private placement completed on July 6, 2021 and issuance of securities thereunder, including the issuance of 4,757,381 shares of our common stock on the conversion of 4,757,381 subscription receipts issued by our company on July 6, 2021 and the issuance of 4,757,381 shares of our common stock upon the exercise of 4,757,381 warrants underlying 4,757,381 subscription receipts issued by our company on July 6, 2021;

5.

To approve, ratify and confirm the increase in the number of shares of common stock available for grant of non-stock option awards under our company's 2020 Equity Incentive Plan by 3,000,000 shares; and

6.	To transact such other business as may properly come before the annual and special meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this Notice of Annual and Special Meeting of the Stockholders. This Notice of Annual and Special Meeting of Stockholders and the proxy statement are expected to be first sent or given to our stockholders on or about August 14, 2021.

Our board of directors has fixed the close of business on August 3, 2021 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual and special meeting or any adjournment thereof. Only the stockholders of record on the record date are entitled to vote at the annual and special meeting.

We are sensitive to the health and travel concerns our stockholders may have and the protocols that federal, state and local governments may impose. Due to the difficulties arising from the coronavirus known as COVID-19, the date, time, location or means of conducting the annual and special meeting may change. In the event of such a change, we will announce alternative arrangements for the annual and special meeting as promptly as practicable, which may include holding the annual and special meeting by means of remote communication, among other steps, but we may not deliver additional soliciting materials to stockholders or otherwise amend the proxy materials. We plan to announce these changes, if any, at https://www.transhare.com/alkaline and encourage you to check this website prior to the annual and special meeting if you plan to attend.

Whether or not you plan on attending the annual and special meeting, we ask that you vote by proxy by following instructions provided in the enclosed proxy card as promptly as possible. If your shares are held of record by a broker, bank, or other nominee, please follow the voting instructions sent to you by your broker, bank, or other nominee in order to vote your shares.

Even if you have voted by proxy, you may still vote in person if you attend the annual and special meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the annual and special meeting, you must obtain a valid proxy issued in your name from that record holder.

Sincerely,

By Order of the Board of Directors

/s/ Richard A. Wright

Richard A. Wright

President and Chief Executive Officer

August 12, 2021

THE ALKALINE WATER COMPANY INC.
8541 E Anderson Drive, Suite 100/101
Scottsdale, Arizona 85255

PROXY STATEMENT
ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 29, 2021

Questions and Answers about the Annual and Special Meeting of Stockholders

Why am I receiving these materials?

The board of directors of The Alkaline Water Company Inc. ("we", "us" or "our") is soliciting proxies for use at the annual and special meeting of stockholders to be held on September 29, 2021, at 9:00 a.m., Arizona time, at the offices of Dickinson Wright PLLC, 1850 North Central Avenue, Suite 1400, Phoenix, Arizona 85004 or at any adjournment of the annual and special meeting. These materials are expected to be first sent or given to our stockholders on or about August 14, 2021.

What is included in these materials?

These materials include:

  the notice of the annual and special meeting of stockholders;
  this proxy statement for the annual and special meeting of stockholders the proxy card; and
  our annual report on Form 10-K for the year ended March 31, 2021, as filed with the Securities and Exchange Commission on July 6, 2021.

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to be Held on September 29, 2021

Above materials are also available at https://www.transhare.com/alkaline.

The annual report on Form 10-K accompanies this proxy statement, but does not constitute a part of the proxy soliciting material.

What items will be voted at the annual and special meeting?

Our stockholders will vote on:

  the election of directors;

  the ratification of appointment of our independent registered public accounting firm;

  a non-binding advisory vote on the compensation of our named executive officers as disclosed in this proxy statement;

  the approval of the private placement completed on July 6, 2021 and issuance of securities thereunder, including the issuance of shares of our common stock upon the conversion of subscription receipts and the issuance of shares of our comment stock upon the exercise of warrants underlying subscription receipts; and

  the approval of an increase in the number of shares of common stock available for grant of non-stock option awards under our company's 2020 Equity Incentive Plan by 3,000,000 shares.

What do I need to do now?

We urge you to carefully read and consider the information contained in this proxy statement. We request that you cast your vote on the proposal described in this proxy statement. You are invited to attend the annual and special meeting, but you do not need to attend the annual and special meeting in person to vote your shares. Even if you do not plan to attend the annual and special meeting, please vote by proxy by following instructions provided in the proxy card.

Who can vote at the annual and special meeting?

Our board of directors has fixed the close of business on August 3, 2021 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual and special meeting or any adjournment. If you were a stockholder of record of our common stock on the record date, you are entitled to vote at the annual and special meeting.

As of the record date, ♦ shares of our common stock were issued and outstanding and, therefore, a total of ♦ votes are entitled to be cast at the annual and special meeting.

How many votes do I have?

On the proposal to be voted upon, you have one vote for each share of our common stock that you owned on the record date. There is no cumulative voting.

How do I vote my shares?

If you are a stockholder of record, you may vote in person at the annual and special meeting or by proxy.

  to vote in person, come to the annual and special meeting, and we will give you a ballot when you arrive.
  if you do not wish to vote in person or if you will not be attending the annual and special meeting, you may vote by proxy by mail, by fax, by email or via the Internet by following instructions provided in the proxy card.

If you hold your shares in "street name" and:

  you wish to vote in person at the annual and special meeting, you must obtain a valid proxy from your broker, bank, or other nominee that holds your shares giving you the right to vote the shares at the annual and special meeting.
  you do not wish to vote in person or you will not be attending the annual and special meeting, you must vote your shares in the manner prescribed by your broker, bank or other nominee. Your broker, bank or other nominee should have enclosed or otherwise provided a voting instruction card for you to use in directing the broker, bank or nominee how to vote your shares.

What is the difference between a stockholder of record and a "street name" holder?

If your shares are registered directly in your name with our transfer agent, Transhare Corporation, then you are a stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, or other nominee, then the broker, bank, or other nominee is the stockholder of record with respect to those shares. However, you still are the beneficial owner of those shares, and your shares are said to be held in "street name." Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, or other nominee how to vote their shares. Street name holders are also invited to attend the annual and special meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or in different accounts. To ensure that all of your shares are voted, please vote by proxy by following instructions provided in each proxy card. If some of your shares are held in "street name," you should have received voting instruction with these materials from your broker, bank or other nominee. Please follow the voting instruction provided to ensure that your vote is counted.

What vote is required for the approval of a proposal?

When a quorum is present or represented at the annual and special meeting, the vote of the stockholders of a majority of our stock having voting power present in person or represented by proxy will be sufficient to decide any question brought before the annual and special meeting.

For the election of directors, the nominees who receive more "For" votes than the combined votes of "Against" votes and votes that are abstained will be elected as directors. There is no cumulative voting in the election of directors.

For all other proposals, to be approved, each proposal must receive more "For" votes than the votes of "Against" votes. Votes that are abstained and broker non-votes will have no effect on the outcome of the vote on these proposals.

How are votes counted?

For the election of directors, you may vote "For", "Against", or "Abstain" for each nominee for director. Votes that are abstained will have the same effect as "Against" votes. Broker non-votes will have no effect on the outcome of the vote on the election of directors.

For all other proposals, you may vote "For", "Against", or "Abstain" for each proposal. Votes that are abstained and broker non-votes will have no effect on the outcome of the vote on these proposals.

A "broker non-vote" occurs when a broker, bank, or other nominee holding shares for a beneficial owner in street name does not vote on a particular proposal because it does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner of those shares, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions.

What happens if I do not make specific voting choices?

If you are a stockholder of record and you submit your proxy without specifying how you want to vote your shares, then the proxy holder will vote your shares in the manner recommended by our board of directors on a proposal.

If you hold your shares in the street name and you do not give instructions to your broker, bank or other nominee to vote your shares, under the rules that govern brokers, banks, and other nominees who are the stockholders of record of the shares held in street name, it generally has the discretion to vote uninstructed shares on routine matters but has no discretion to vote them on non-routine matters.

What is the quorum requirement?

A quorum of stockholders is necessary for the transaction of business at the annual and special meeting. Stockholders holding at least 33⅓% of the stock issued and outstanding and entitled to vote at the annual and special meeting, present in person or represented by proxy, constitute a quorum at the annual and special meeting. Your shares will be counted towards the quorum requirement only if you or the registered holder of your shares, properly vote by proxy or present in person at the annual and special meeting. Votes that are abstained and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the annual and special meeting may be adjourned by the vote of a majority of the shares represented either in person or by proxy.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote your shares:

  "For" the election of all nominees for directors;
  "For" the ratification of the appointment of the independent registered public accounting firm;
  "For" the approval of the compensation of our named executive officers;
  "For" the approval of the private placement completed on July 6, 2021 and issuance of securities thereunder, including the issuance of shares of our common stock upon the conversion of subscription receipts and the issuance of shares of our common stock upon exercise of warrants underlying subscription receipts; and
  "For" the approval of the increase in the number of shares of common stock available for grant of non-stock option awards under our company's 2020 Equity Incentive Plan by 3,000,000 shares.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before the final vote at the annual and special meeting. If you are a stockholder of record, you may vote again on a later date via the Internet (only your latest Internet proxy submitted prior to the annual and special meeting will be counted), by signing and returning a new proxy card with a later date by mail, by fax or by email, or by attending the annual and special meeting and voting in person. Your attendance at the annual and special meeting will not automatically revoke your proxy unless you vote again at the annual and special meeting or specifically request in writing that your prior proxy be revoked. You may also request that your prior proxy be revoked by delivering us a written notice of revocation prior to the annual and special meeting at The Alkaline Water Company Inc., 8541 E Anderson Drive, Suite 100/101, Scottsdale, Arizona 85255, Attn: Richard A. Wright.

If you hold your shares in the street name, you will need to follow the voting instruction provided by your broker, bank or other nominee regarding how to revoke or change your vote.

How can I attend the annual and special meeting?

You may call us at 480-656-2423 if you want to obtain information or directions to be able to attend the annual and special meeting and vote in person.

You may be asked to present valid picture identification, such as a driver's license or passport, before being admitted to the annual and special meeting. If you hold your shares in street name, you also will need proof of ownership to be admitted to the annual and special meeting. A recent brokerage statement or letter from your broker, bank or other nominee is an example of proof of ownership.

Will the annual and special meeting be affected by the COVID-19 pandemic?

We are sensitive to the health and travel concerns our stockholders may have and the protocols that federal, state and local governments may impose. Due to the difficulties arising from the coronavirus known as COVID-19, the date, time, location or means of conducting the annual and special meeting may change. In the event of such a change, we will announce alternative arrangements for the annual and special meeting as promptly as practicable, which may include holding the annual and special meeting by means of remote communication, among other steps, but we may not deliver additional soliciting materials to stockholders or otherwise amend the proxy materials. We plan to announce these changes, if any, at https://www.transhare.com/alkaline and encourage you to check this website prior to the annual and special meeting if you plan to attend.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokers, banks or other nominees for forwarding proxy materials to street name holders.

We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone, facsimile, mail, other means of communication or personally. These individuals will receive no additional compensation for such services.

We will ask brokers, banks, and other nominees to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

Forward-Looking Statements

This proxy statement contains forward-looking statements. These statements relate to future events. In some cases, you can identify forward-looking statements by terminology such as "may", "should", "expect", "plan", "anticipate", "believe", "estimate", "predict", "potential" or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our company's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States and Canada, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Unless otherwise indicated, all reference to "dollars", "$", "USD" or "US$" are to United States dollars and all reference to "CDN$" are to Canadian dollars.

Voting Securities and Principal Holders Thereof

Security Ownership of Certain Beneficial Owners and Management

On ♦, 2021, there were ♦ shares of our common stock issued and outstanding.  Each share of common stock has one vote.

The following table sets forth, as of July 1, 2021, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of any class of our voting securities and by each of our directors, director nominees and named executive officers (as defined in the "Executive Compensation" section below) and by our directors and executive officers as a group.

Name of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(2)
Richard A. Wright	Common Stock	4,275,000(3)	♦%
David A. Guarino	Common Stock	2,259,300(4)	♦%
Aaron Keay	Common Stock	925,000(5)	*
Frank Lazaran	Common Stock	63,333(6)	*
Brian Sudano	Common Stock	104,166(7)	*
All executive officers and directors as a group (5 persons)	Common Stock	7,626,799	♦%

* Less than 1%.

(1)

Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Common stock subject to options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)	Percentage of common stock is based on ♦ shares of our common stock issued and outstanding as of ♦, 2021
(3)	Includes 375,000 stock options that are exercisable within 60 days of the date of this proxy statement.
(4)	Includes 250,000 stock options that are exercisable within 60 days of the date of this proxy statement.
(5)	Includes of 825,000 stock options that are exercisable within 60 days of the date of this proxy statement.
(6)	Includes 25,000 stock options that are exercisable within 60 days of the date of this proxy statement.
(7)	Includes of 91,666 stock options that are exercisable within 60 days of the date of this proxy statement.

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change in control of our company.

Proposal 1
Election of Directors

Our board of directors has nominated the persons named below as candidates for directors at the annual and special meeting. Unless otherwise directed, the proxy holder will vote the proxies received by him for the five nominees named below.

All directors of our company hold office until the next annual meeting of our stockholders or until their successors have been elected and qualified, or until their death, resignation or removal. The executive officers of our company are appointed by our board of directors and hold office until their death, resignation or removal from office.

Our board of directors recommends that you vote FOR each of these nominees.

Nominees

Name	Positions Held with Our Company	Age	Date First Elected or Appointed
Richard A. Wright	President, Chief Executive Officer, Vice-President, Chief Operating Officer and Director	62	May 31, 2013
David A. Guarino	Chief Financial Officer, Secretary, Treasurer and Director	56	April 28, 2017
Aaron Keay	Chairman of the Board and Director	43	July 22, 2016
Frank Lazaran	Director	64	October 8, 2020
Brian Sudano	Director	56	September 14, 2018

Business Experience of Nominees

The following is a brief account of the education and business experience of the nominees during at least the past five years, indicating their principal occupation during the period, and the name and principal business of the organization by which they were employed.

Richard A. Wright

Mr. Wright is a Certified Public Accountant. He graduated Magnum Cum Laude in 1978 from Mount Union University in Alliance, Ohio. He has taken graduate level MBA courses at Case Western Reserve College in Cleveland, Ohio. In 2008, Mr. Wright became the chief financial officer for PCT International, a leading worldwide developer and manufacturer of last mile and access network solutions for broadband communication networks. PCT focused on innovative and cost-effective solutions that allowed service providers to improve system integrity and expand service offerings. It has manufacturing plants in USA and China and sells its products in 42 countries. In 2010, Mr. Wright started his own tax and accounting CPA firm in Scottsdale, Arizona, Wright Tax Solutions PLC. Mr. Wright also started Wright Investment Group, LLC, a small equity participation firm that helps provide seed capital through micro loans and financial expertise to start-up enterprises.

Effective as of May 31, 2013, Mr. Wright was appointed as the vice-president, treasurer and as a director of our company. On August 7, 2013, our board of directors appointed Mr. Wright as secretary of our company. On August 28, 2016, our board of directors appointed Mr. Wright as chief operating officer of our company. On April 7, 2017, our board of directors appointed Mr. Wright as president of our company. On April 28, 2017, Mr. Wright resigned as the secretary and treasurer of our company and our board of directors appointed Mr. Wright as the chief executive officer of our company.

We believe that Mr. Wright is qualified to serve on our board of directors because of his knowledge of our current operations in addition to his education and business experience described above.

David A. Guarino

On April 28, 2017, Mr. Guarino was appointed as the chief financial officer, secretary, treasurer and a director of our company. Mr. Guarino holds a bachelor of science in accounting and a master of accountancy from the University of Denver. From 2008 to 2013, Mr. Guarino was the president and a director of Kahala Corp, a worldwide franchisor of multiple quick service restaurant brands with locations in 49 states and over 25 countries. From 2014 to 2015, Mr. Guarino was the president of HTI International Holdings, Inc., a technology company focused on forward osmosis water filtration technology. From 2015 until April, 2017, Mr. Guarino had been a consultant to our company.

We believe that Mr. Guarino is qualified to serve on our board of directors because of his knowledge of our current operations in addition to his education and business experience described above.

Aaron Keay

On July 22, 2016, Mr. Keay was appointed as a director of our company and on August 17, 2017, Mr. Keay was appointed as the chairman of the board.

Mr. Keay has been the president and managing partner of Inform Capital Partners, a corporate finance advisory and merchant banking firm, from 2008 to present. Mr. Keay was a director of Vivo Cannabis Inc., a company listed on the TSX Venture Exchange, from September 17, 2015 until June 4, 2019. He was the chairman, chief executive officer and director of Inform Resources Corp., a mining company listed on the TSX Venture Exchange, from August 2010 until July 10, 2014. Mr. Keay was the chief executive officer, president and a director of IDM Mining Ltd. (formerly Revolution Resources), a mining company listed on the Toronto Stock Exchange, from 2009 until January 7, 2015. He was a director of OrganiGram Holdings Inc., an industrial company specializing in the production of condition specific medical marijuana under license from Health Canada listed on the TSX Venture Exchange, from September 14, 2010 until July 17, 2014. Mr. Keay was a director of Plateau Uranium Inc. (formerly, Macusani Yellowcake Inc.), a uranium exploration and development company listed on the TSX Venture Exchange, from April 5, 2013 until September 4, 2014. He was a director of Aftermath Silver Inc. (formerly, Full Metal Zinc Ltd.), a mineral exploration and development company listed on the TSX Venture Exchange, from February 2011 until December 12, 2013. Mr. Keay holds a bachelor of human kinetics from the University of British Columbia.

We believe that Mr. Keay is qualified to serve on our board of directors because of his knowledge of our current operations in addition to his education and business experience described above.

Frank Lazaran

Mr. Lazaran has been a director of our company since October 8, 2020. As a 40-year veteran of the retail food industry, Mr. Lazaran brings decades of commercial and c-suite experience in scaling organizations, optimizing operations, and driving innovation in the retail sector. He has a solid track record for delivering operational excellence with balanced growth to companies facing unique challenges and complex situations. He was most recently the Chairman, Chief Executive Officer, and President of Marsh Supermarkets, Inc., a multi-format regional food retailer based in Indianapolis, Indiana. Under his leadership, he led the company through a successful turnaround. Prior to Marsh, Mr. Lazaran served as the Chief Executive Officer, President, and Director of Winn-Dixie Stores, Inc., which was a publicly-traded company and one of the largest supermarket chains in the Southeast. He is currently a senior industry partner in the private equity firm, New State Capital, and serves as an advisor to the retail industry through his consulting practice, Galazarano Consulting & Investments.

We believe that Mr. Lazaran is qualified to serve on our board of directors because of his knowledge of our current operations in addition to his business experience described above.

Brian Sudano

Mr. Sudano has been a director of our company since September 14, 2018. Mr. Sudano is the managing partner of Beverage Marketing Corporation and BMC Strategic Associates. Mr. Sudano has been the managing partner of Beverage Marketing Corporation since July 2008 and was the managing director of Beverage Marketing Corporation from September 2000 to July 2008. Mr. Sudano's experience covers nearly the entire beverage industry, from energy drinks to wine, with special expertise in beverage alcohol by virtue of varied industry experience and broad range of projects. Mr. Sudano manages several major clients, providing on-going strategic and market advice, while leading projects in strategic planning, market entry analysis and planning, sales/distribution, business modeling, brand repositioning and international opportunity assessment.

From 1997 to 2000, Mr. Sudano was with Constellation Brands, Inc., a leading US beverage alcohol company, where he held the position of vice president of business processes and was responsible for creating a corporate operations and consulting function to service Constellation's wine, spirits and beer businesses. While in this role, Mr. Sudano lead the due diligence and transition efforts for entering the premium wine business and provided corporate oversight for the integration and transition of the Black Velvet distillery and brands. Other activities included oversight of business risk management and covering issues such as promotional effectiveness to performance metrics.

Mr. Sudano received an MBA from Rutgers Graduate School of Management, was a magna cum laude and honors graduate from Delaware Valley College where he received a bachelor of science degree and is a New Jersey CPA.

We believe that Mr. Sudano is qualified to serve on our board of directors because of his knowledge of our current operations in addition to his education and business experience described above.

Family Relationships

There are no family relationships between any director, director nominee or executive officer.

Involvement in Certain Legal Proceedings

None of our directors, director nominees and executive officers has been involved in any of the following events during the past ten years:

(a)

any petition under the federal bankruptcy laws or any state insolvency laws filed by or against, or an appointment of a receiver, fiscal agent or similar officer by a court for the business or property of such person, or any partnership in which such person was a general partner at or within two years before the time of such filing, or any corporation or business association of which such person was an executive officer at or within two years before the time of such filing;

(b)	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

(c)

being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining such person from, or otherwise limiting, the following activities: (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity; engaging in any type of business practice; or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

(d)

being the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (c)(i) above, or to be associated with persons engaged in any such activity;

(e)

being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission to have violated a federal or state securities or commodities law, and the judgment in such civil action or finding by the Securities and Exchange Commission has not been reversed, suspended, or vacated;

(f)

being found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(g)

being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease- and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(h)

being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

We know of no material proceedings in which any of our directors or executive officers, or any associate of any such director or executive officer is a party adverse to our company or our subsidiary or has a material interest adverse to our company or our subsidiary.

Corporate Governance

Meetings

During the year ended March 31, 2021, our board of directors held three in person meetings and each director attended 100% of those meetings.  The board of directors took action by way of written consent resolution thirty-two (32) times during the year ended March 31, 2021.

We encourage all incumbent directors and nominees for election as director to attend our annual and special meeting of stockholders. Two directors attended our annual meeting of stockholders on June 25, 2021.

Committees of Board of Directors

Audit Committee

Effective February 22, 2018, our board of directors established an audit committee. The audit committee currently consists of three directors, Aaron Keay, Frank Lazaran and Brian Sudano.

Our audit committee assists our board of directors in fulfilling its financial oversight responsibilities by reviewing the financial reports and other financial information provided by our company to regulatory authorities and stockholders, our systems of internal controls regarding finance and accounting and our auditing, accounting and financial reporting processes. Our audit committee's primary duties and responsibilities are to: serve as an independent and objective party to monitor our financial reporting and internal control system and review our financial statements; oversee our accounting and financial reporting processes and the preparation and auditing of our financial statements; review and appraise the performance of our external auditor; and provide an open avenue of communication among our auditor, financial and senior management and our board of directors.

Our audit committee fulfills these responsibilities primarily by carrying out the activities enumerated in the audit committee charter adopted by our board of directors on February 22, 2018. The audit committee charter is attached to this proxy statement as Schedule "A".

During the year ended March 31, 2021, our audit committee held five meetings, and each member of our audit committee attended 100% of these meetings.

Audit Committee Financial Expert

Our board of directors has determined that Brian Sudano, an independent director of our company, qualifies as an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K.

Audit Committee Report

Our audit committee oversees our financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal accounting controls.

Our audit committee has reviewed and discussed the audited financial statements for the year ended March 31, 2021 with management.

Our audit committee has discussed with Prager Metis CPAs, LLC, our independent registered public accounting firm, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

Our audit committee has received written disclosure and the letter from Prager Metis CPAs, LLC required by applicable requirements of the Public Company Accounting Oversight Board regarding communications of Prager Metis CPAs, LLC with our audit committee concerning independence, and has discussed with Prager Metis CPAs, LLC its independence.

Based on the reviews and discussions referred to above, our audit committee recommended to our board of directors that the audited financial statements referred to above to be included in our annual report on Form 10-K for the year ended March 31, 2021 for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Aaron Keay	Frank Lazaran	Brian Sudano

The material in this report is not "soliciting material," is not deemed "filed" with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of our company under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

On September 4, 2018, our board of directors established a compensation committee, comprising of two directors. The compensation committee currently consists of Aaron Keay and Frank Lazaran. During the year ended March 31, 2021, our compensation committee did not hold any meetings.

The purpose of our compensation committee is to carry out the responsibilities delegated by our board of directors relating to the review and determination of executive compensation. Our compensation committee has the following authority and responsibilities:

  to review and approve annually the corporate goals and objectives applicable to the compensation of the chief executive officer, evaluate at least annually the chief executive officer's performance in light of those goals and objectives, and determine and approve the chief executive officer's compensation level based on this evaluation;

  to review and make recommendations to the board regarding the compensation of all other executive officers;

  to review and make recommendations to the board regarding incentive compensation plans and equity-based plans, and where appropriate or required, recommend for approval of such plans by the stockholders of our company;

  to review and discuss with management our compensation discussion and analysis and the related executive compensation information, recommend that the compensation discussion and analysis and related executive compensation information be included in our annual report on Form 10-K and proxy statement, and produce the compensation committee report on executive officer compensation required to be included in our proxy statement or annual report on Form 10-K;

  to review and make recommendations to the board regarding any employment agreements and any severance arrangements or plans, including any benefits to be provided in connection with a change in control, for the chief executive officer and other executive officers, which includes the ability to adopt, amend and terminate such agreements, arrangements or plans;

  to determine stock ownership guidelines for the chief executive officer and other executive officers and monitor compliance with such guidelines;

  to review and make recommendations to the board regarding all employee benefit plans for our company, which includes the ability to adopt, amend and terminate such plans;

  to review our incentive compensation arrangements to determine whether they encourage excessive risk-taking, to review and discuss at least annually the relationship between risk management policies and practices and compensation, and to evaluate compensation policies and practices that could mitigate any such risk;

  to review and recommend to the board for approval the frequency with which our company will conduct say on pay votes, taking into account the results of the most recent stockholder advisory vote on frequency of say on pay votes required by Section 14A of the Securities Exchange Act of 1934, and review and approve the proposals regarding the say on pay vote and the frequency of the say on pay vote to be included in our proxy statement; and

  to review all director compensation and benefits for service on the board and any committees of the board at least once a year and to recommend any changes to the board as necessary.

Our compensation committee has the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant as necessary to assist with the execution of its duties and responsibilities. Our compensation committee must set the compensation, and oversee the work, of the compensation consultant. However, our compensation committee is not required to implement or act consistently with the advice or recommendations of its compensation consultant to the compensation committee and the ability or obligation of our compensation committee to exercise its own judgment in fulfilment of its duties are not affected by the engagement of the compensation consultant. During the year ended March 31, 2021, we did not engage a compensation consultant.

Our compensation committee is to meet at least one time a year at such times and places as it deems necessary to fulfill its responsibilities and report regularly to the board regarding its actions and make recommendations to the board as appropriate. Our compensation committee may invite such members of management to its meetings as it deems appropriate. However, our compensation committee is to meet regularly without such members present, and in all cases the chief executive officer and any other such officers must not be present at meetings at which their compensation or performance is discussed or determined.

Our compensation committee has the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as our compensation committee may deem appropriate in its sole discretion.

Our compensation committee fulfills these responsibilities primarily by carrying out the activities enumerated in the compensation committee charter adopted by our board of directors on September 4, 2018. The compensation committee charter is attached as Schedule "B" to this proxy statement.

Nominating Committee

We do not presently have a separately constituted nominating committee. Our board of directors does not believe that it is necessary to have such committee because it believes that the functions of such committee can be adequately performed by our board of directors.

On September 4, 2018, our board of directors adopted a board director nomination process, which is attached as Schedule "C" to this proxy statement. Our board of directors has determined that it is in our best interests to have director nominees recommended for the board's selection by a majority of our independent directors in a vote in which only independent directors participate and to have the full board participate in the consideration of the board of directors nominees.

In general, when our board of directors determines that expansion of the board or replacement of a director is necessary or appropriate, our independent directors will be responsible for identifying one or more candidates to fill such directorship, investigating each candidate, evaluating his/her suitability for service on our board of directors and recommending for selection suitable candidates for nomination to our board of directors.

Our independent directors are authorized to use any methods they deem appropriate for identifying candidates for board membership, including recommendations from current members of the board, senior management or other third parties (including recommendations from stockholders). Our independent directors may engage outside search firms to identify suitable candidates.

Our independent directors are also authorized to engage in whatever investigation and evaluation processes it deems appropriate, including a thorough review of the candidate's background, characteristics, qualities and qualifications, and personal interviews with all or some of our independent directors, our management or one or more other members of the board. While diversity may contribute to an evaluation, it is not considered by the board as a separate or independent factor in identifying board of director nominees.

In formulating its recommendation, our independent directors will consider not only the findings and conclusions of the investigation and evaluation process, but also the current composition of the board; the diversity of the board, including gender diversity; the attributes and qualifications of serving members of the board; additional attributes, capabilities or qualifications that should be represented on the board; and whether the candidate could provide those additional attributes, capabilities or qualifications. Our independent directors will not recommend any candidate unless that candidate has indicated a willingness to serve as a director and has agreed to comply, if elected, with the expectations and requirements of serving as a member of the board.

In considering whether to recommend directors who are eligible to stand for reelection, our independent directors may consider a variety of factors, including, without limitation, a director's contributions to the board and ability to continue to contribute productively; attendance at board and committee meetings and compliance with our corporate governance policies; whether the director continues to possess the attributes, capabilities and qualifications considered necessary or desirable for continued service on the board; the independence of the director; and the nature and extent of the director's non-Alkaline activities.

Stockholders desiring to suggest a candidate for consideration must do so in accordance with our bylaws and applicable securities laws, and should send a letter to our Chief Financial Officer at our principal office located at 8541 E. Anderson Drive, Suite 100/101, Scottsdale, Arizona 85255, U.S.A. Candidates recommended by our stockholders will be considered in the same manner as other candidates.

Director Independence

We currently act with five directors consisting of Richard A. Wright, David A. Guarino, Aaron Keay, Frank Lazaran and Brian Sudano. Our common stock is listed on the Nasdaq Capital Market. Our common stock is also listed on the Canadian Securities Exchange. Each stock exchange imposes director independence requirements. Under Nasdaq Marketplace Rule 5605(a)(2), a director is not independent if he or she is also an executive officer or employee of the corporation or was, at any time during the past three years, employed by the corporation. Using this definition of independent director, we have three independent directors, who are Aaron Keay, Frank Lazaran, and Brian Sudano.

In addition, Aaron Keay, Frank Lazaran and Brian Sudano, the members of our audit committee or compensation committee, have not accepted directly or indirectly any consulting, advisory, or other compensatory fee from our company or subsidiary other than in his capacity as a member of the audit committee, our board of directors, or any other board committee, and each member of our audit committee is not a beneficial owner, directly or indirectly, of more than 10% of our common stock and is not an executive officer of our company. Accordingly, they are independent under independence standards applicable to the audit committee or compensation committee of a company whose stock is listed on the Nasdaq Capital Market.

Board Leadership Structure

The positions of our principal executive officer and the chairman of our board of directors are served by two individuals. Richard A. Wright is our president, chief executive officer, vice-president, chief operating officer and a director of our company and Aaron Keay is our chairman of the board and a director of our company. Because of the separation of those functions to two individuals, we have determined that the leadership structure of our board of directors is appropriate, especially given the current stage of our development.

The Board of Directors and Risk Oversight

Our board of directors provides oversight of our risk exposure by receiving periodic reports from senior management regarding matters relating to financial, operational, legal and strategic risks and mitigation strategies for such risks.

Stockholder Communications with Our Board of Directors

We welcome comments and questions from our stockholders. Our stockholders can direct communications to David A. Guarino, at The Alkaline Water Company Inc., 8541 E. Anderson Drive, Suite 100/100, Scottsdale, Arizona 85255. While we appreciate all comments and questions from our stockholders, we may not be able to individually respond to all communications.

David A. Guarino collects and evaluates all stockholder communications. If the communication is directed to our board of directors generally or to a specific board member, Mr. Guarino will disseminate the communication to the appropriate party at the next scheduled board meeting unless he decides that the communication requires a more urgent response.  In that case, Mr. Guarino will direct the communication to the appropriate party prior to the next scheduled board meeting.  If the communication is addressed to an executive officer, Mr. Guarino will direct that communication to the executive officer. All communications addressed to our directors and executive officers are reviewed by those parties unless the communication is clearly frivolous.

Hedging Transactions

Our company has not adopted any practices or policies regarding the ability of our employees, including officers, or directors (or any of their designees) to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our common shares.

Prohibited Transactions in Our Securities

Under our insider trading policy, no officer or director may ever make a short sale of our common stock. The prohibition against short sale means that an individual subject to the rule cannot sell our common stock if he or she does not then own the securities he or she purports to sell, and even if he or she does own the securities sold, he or she must deliver the securities within 20 days after the sale.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons we believe that during year ended March 31, 2021 all filing requirements applicable to our executive officers and directors, and persons who own more than 10% of our common stock were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Brian Sudano	1	1	Nil

Executive Compensation

Summary Compensation

The particulars of compensation paid to the following persons:

(a)	all individuals serving as our principal executive officer during the year ended March 31, 2020;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended March 31, 2020; and

(c)	up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at March 31, 2021,

who we will collectively refer to as the named executive officers, for all services rendered in all capacities to our company and subsidiaries for the years ended March 31, 2021 and 2020 are set out in the following summary compensation table:

Summary Compensation Table - Years ended March 31, 2021 and 2020
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compen- sation ($)	Non- qualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)	Total ($)
Richard A. Wright President, Chief Executive Officer, Vice-President, Chief Operating Officer, Director and Former Secretary and Treasurer(1)	2021 2020	168,000 168,000	Nil Nil	200,000(2) Nil	400,000(3) Nil	Nil Nil	Nil Nil	22,556 22,556	790,556 190,556
David A. Guarino Chief Financial Officer, Secretary, Treasurer and Director(4)	2021 2020	168,000 168,000	Nil Nil	100,000(5) Nil	293,500(6) Nil	Nil Nil	Nil Nil	9,000 9,000	570,500 177,000

Notes:

(1)

Effective as of May 31, 2013, Mr. Wright was appointed as vice-president, treasurer and a director of our company. On August 7, 2013, our board of directors appointed Mr. Wright as secretary of our company. On August 28, 2016, our board of directors appointed Mr. Wright as chief operating officer of our company. On April 7, 2017, our board of directors appointed Mr. Wright as president of our company. On April 28, 2017, Mr. Wright resigned as the secretary and treasurer of our company and our board of directors appointed Mr. Wright as the chief executive officer of our company.

(2)

Reflects the grant date fair value computed in accordance with FASB ASC Topic 718. Reflects the issuance of 200,000 shares of restricted stock awards effective April 30, 2020 (valued at $200,000) and the issuance of 150,000 share of restricted stock awards effective March 31, 2021 (valued at $163,500).

(3)

Reflects the grant date fair value computed in accordance with FASB ASC Topic 718. Reflects the issues of 250,000 option awards effective April 3, 2020 (valued at $132,500) and the issuance of 250,000 option awards effective March 31, 2021 (valued at $250,000).

(4)

On April 28, 2017, our board of directors appointed Mr. Guarino as the chief financial officer, secretary and treasurer and a director of our company. From 2015 until April, 2017, Mr. Guarino has been a consultant to our company.

(5)

Reflects the grant date fair value computed in accordance with FASB ASC Topic 718. Reflects the issuance of 100,000 shares of restricted stock awards effective April 30, 2020 (valued at $100,000) and the issuance of 100,000 share of restricted stock awards effective March 31, 2021 (valued at $109,000).

(6)

Reflects the grant date fair value computed in accordance with FASB ASC Topic 718. Reflects the issues of 150,000 option awards effective April 3, 2020 (valued at $79,500) and the issuance of 200,000 option awards effective March 31, 2021 (valued at $214,000).

Employment Agreement with Richard A. Wright

On March 30, 2016, we entered into an employment agreement dated effective March 1, 2016 with Richard A. Wright, who was the vice-president, secretary, treasurer and director of our company at that time, pursuant to which Mr. Wright agreed to perform such duties as are regularly and customarily performed by the vice president, secretary and treasurer of a corporation, and any other duties consistent with Mr. Wright's position in our company. Pursuant to the terms of the employment agreement, we agreed to (i) pay Mr. Wright $14,000 per month or such other amount as may be determined by our board of directors from time to time; and (ii) issue to Mr. Wright 1,500,000 shares of our Series C Preferred Stock (issued effective as of March 31, 2016). We also agreed that each of the following events constitute a "Negotiated Trigger Event" as defined in the Certificate of Designation for the Series C Preferred Stock: (i) the occurrence of a change of control event; (ii) the death of Mr. Wright; and (iii) the termination of the employment agreement for any reason.

In addition, we may (i) grant awards under our 2018 stock option plan to Mr. Wright from time to time and (ii) pay to Mr. Wright an annual discretionary performance bonus in an amount to be determined by our board of directors in its sole discretion. Mr. Wright will also be eligible to participate in other bonus programs offered by our company to our senior staff from time to time.

In addition, Mr. Wright will be entitled to participate in all of our employee benefit plans provided by our company to our senior officers. If we do not provide such plans at any time, we agreed to reimburse Mr. Wright for the reasonable cost of any such plans obtained privately. We also agreed to (i) provide Mr. Wright with a vehicle leased in our company's name, with lease payments not exceeding $700/month or such other amount as may be determined by our board of directors; (ii) pay Mr. Wright an allowance of $5,000 per month or such other amount as may be determined by our board of directors, which may be used by Mr. Wright as he sees fit, including without limitation, the funding of non-qualified retirement plans; (iii) reimburse Mr. Wright for any expenses that he incurs in connection with his duties under his employment agreement. Mr. Wright will be entitled in each year to five weeks' paid vacation, in addition to weekends and statutory holidays, to be taken in installments of no more than three consecutive weeks of paid time off.

The initial term of the employment agreement with Mr. Wright was three years and, on the third anniversary of the effective date of the employment and on each annual anniversary date thereafter, the term of the employment agreement will automatically be extended by one additional year unless either party gives 90 days' written notice to the other of its intention not to renew the employment agreement.

Provided that Mr. Wright has acted within the scope of his authority, we have agreed to indemnify and save harmless Mr. Wright (including his heirs and legal representatives) against any and all costs, claims and expenses (including any amounts paid to settle any actions or satisfy any judgments) which: he may suffer or incur by reason of any matter or thing which he may in good faith do or have done or caused to be done as an employee, officer or director of our company, any of its subsidiaries or of any of their respective affiliates; or was reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been an employee, officer or director of our company, any of its subsidiaries or of any of their respective affiliates; provided that, the foregoing indemnification will apply only if: he acted honestly and in good faith with a view to the best interests of our company, any of its subsidiaries or any of their respective affiliates; and in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful.

Mr. Wright has agreed to indemnify and save harmless our company against, and agree to hold it harmless from, any and all damages, injuries, claims, demands, actions, liability, costs and expenses (including reasonable legal fees) incurred or made against our company arising from or connected with the performance or non-performance of his employment by him or the beach of any warranty, representation or covenant herein by him, other than claims by him pursuant to his employment agreement.

If and to the extent we maintain directors' and officers' liability insurance for the protection of our executives in connection with acts and omissions occurring during the course of their employment with our company, we agreed that Mr. Wright will be included as an officer and director who is covered by such policy on a basis no less favorable than made available to other executives of our company.

On August 28, 2016, our board of directors appointed Mr. Wright as chief operating officer of our company. On April 7, 2017, our board of directors appointed Mr. Wright as president of our company. On April 28, 2017, Mr. Wright resigned as the secretary and treasurer of our company and our board of directors appointed Mr. Wright as the chief executive officer of our company.

On April 3, 2020, we granted 250,000 stock options to Mr. Wright. The stock options are exercisable at the exercise price of $0.53 per share until April 2, 2030 and vest as to 50% on the date of grant and 50% on the one year anniversary of the date of grant.

On April 30, 2020, we granted an award of 200,000 shares of our common stock to Mr. Wright. We granted these shares as "restricted awards" under our 2020 Equity Incentive Plan. These shares vest on the one year anniversary of the grant date. The grantees have no rights or privileges as a stockholder of our company with respect to the unvested shares including, without limitation, the right to vote such shares and receive all dividends or other distributions paid with respect to such shares.

On March 31, 2021, we granted 250,000 stock options to Mr. Wright. The stock options are exercisable at the exercise price of $1.09 per share until March 31, 2031. The stock options vest as to 50% on the date of grant and 50% on the one year anniversary of the date of grant.

On March 31, 2021, we granted an award of 150,000 shares of our common stock to Mr. Wright. We granted these shares as "restricted awards" under our 2020 equity incentive plan. These shares vest on the one year anniversary of the grant date. The grantees have no rights or privileges as a stockholder of our company with respect to the unvested shares including, without limitation, the right to vote such shares and receive all dividends or other distributions paid with respect to such shares.

David A. Guarino

We pay David A. Guarino $14,000 per month for his services and a $750 monthly car allowance. Effective April 28, 2017, we issued 130,000 shares of common stock to Mr. Guarino, who was appointed as the chief financial officer, secretary, treasurer and a director of our company on the same date.

On April 3, 2020, we granted 150,000 stock options to Mr. Guarino. The stock options are exercisable at the exercise price of $0.53 per share until April 2, 2030 and vest as to 50% on the date of grant and 50% on the one year anniversary of the date of grant.

On April 30, 2020, we granted an award of 100,000 shares of our common stock to Mr. Guarino. We granted these shares as "restricted awards" under our 2020 Equity Incentive Plan. These shares vest on the one year anniversary of the grant date. The grantees have no rights or privileges as a stockholder of our company with respect to the unvested shares including, without limitation, the right to vote such shares and receive all dividends or other distributions paid with respect to such shares.

On March 31, 2021, we granted 200,000 stock options to Mr. Guarino. The stock options are exercisable at the exercise price of $1.09 per share until March 31, 2031.  The stock options vest as to 50% on the date of grant and 50% on the one year anniversary of the date of grant.

On March 31, 2021, we granted an award of 100,000 shares of our common stock to Mr. Guarino. We granted these shares as "restricted awards" under our 2020 equity incentive plan. These shares vest on the one year anniversary of the date of grant. The grantees have no rights or privileges as a stockholder of our company with respect to the unvested shares including, without limitation, the right to vote such shares and receive all dividends or other distributions paid with respect to such shares.

Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide retirement or similar benefits for our directors or named executive officers.

Resignation, Retirement, Other Termination, or Change in Control Arrangements

Other than the provisions of the employment agreement with Mr. Wright described below, we have no contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to our directors or named executive officers at, following, or in connection with the resignation, retirement or other termination of our directors or named executive officers, or a change in control of our company or a change in our directors' or named executive officers' responsibilities following a change in control.

If, within 90 days of the occurrence of a change of control event, Mr. Wright resigns from his employment relationship with our company or our company terminates his employment agreement for any reason other than for just cause, then we agreed to pay Mr. Wright severance in an amount equal to the following: 36 months' salary plus an amount, if any, equal to the following: one month's salary multiplied by the number of calendar years, starting on the effective date of the employment agreement, that Mr. Wright is employed by our company under his employment agreement.

We may terminate Mr. Wright's employment at any time for other than just cause by delivering to Mr. Wright written notice of termination. In such a case, we agreed to pay Mr. Wright severance in an amount equal to the following: 36 months' salary plus an amount, if any, equal to the following: one month's salary multiplied by the number of calendar years, starting on the effective date of the employment, that Mr. Wright is employed by our company under his employment agreement.

Subject to applicable employment laws or similar legislation, we may terminate Mr. Wright's employment in the event he has been unable to perform his duties for a period of eight consecutive months or a cumulative period of 12 months in any consecutive 24 month period, because of a physical or mental disability. Mr. Wright's employment will automatically terminate on his death. In the event Mr. Wright's employment with our company terminates by reason of Mr. Wright's death or disability, then upon and immediately effective on the date of termination we agreed to promptly pay and provide Mr. Wright (or in the event of Mr. Wright's death, Mr. Wright's estate): any unpaid salary and any outstanding and accrued regular and special vacation pay through the date of termination; reimbursement for any unreimbursed expenses incurred through to the date of termination; and any outstanding amounts due under any awards which will be dealt with in accordance with our 2013 equity incentive plan or 2018 stock option plan and the award agreement. In the event Mr. Wright's employment is terminated due to a disability, we agreed to pay to Mr. Wright the severance referred to above.

We may terminate Mr. Wright's employment for just cause at any time by delivering to Mr. Wright written notice of termination. In the event that Mr. Wright's employment with our company is terminated by our company for just cause, Mr. Wright will not be entitled to any additional payments or benefits (except as otherwise provided in his employment agreement), other than for amounts due and owing to Mr. Wright by our company as of the date of termination, except for any awards under our 2013 equity incentive plan or 2018 stock option plan will be dealt with in accordance with the plan and award agreement.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each named executive officer certain information concerning the outstanding equity awards as of March 31, 2021:

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Richard A. Wright	250,000	250,000	250,000	$0.53	April 3, 2030	Nil	Nil	200,000	218,000
David A. Guarino	200,000	200,000	200,000	$0.53	April 3, 2030	Nil	Nil	100,000	109,000

Compensation of Directors

The particulars of compensation paid to our directors who are not named executive officers for the fiscal year ended March 31, 2021 are set out in the following director compensation table:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Aaron Keay	Nil	200,000(1)	400,000(2)	Nil	Nil	Nil	600,000
Bruce Leitch(3)	Nil	Nil(4)	Nil(5)	Nil	Nil	Nil	Nil
Brian Sudano	Nil	25,000(4)	53,500(5)	Nil	Nil	Nil	78,500
Frank Lazaran(6)	Nil	25,000(7)	53,500(8)	Nil	Nil	Nil	78,500

Notes:

(1)	Reflects the grant date fair value computed in accordance with FASB ASC Topic 718. Reflects the issuance of 200,000 of restricted stock awards effective April 30, 2020 (valued at $200,000).
(2)

Reflects the grant date fair value computed in accordance with FASB ASC Topic 718. Reflects the issuance of 250,000 stock options with an exercise price of $0.53 per share effective April 3, 2020 (valued at $132,500) and the issuance of 250,000 stock options with an exercise price of $1.07 effective March 31, 2021 (valued at $267,500).

(3)	Bruce Leitch resigned as a director of our company effective October 8, 2020.
(4)	Reflects the grant date fair value computed in accordance with FASB ASC Topic 718. Reflects the issuance of 25,000 of restricted stock awards effective April 30, 2020 (valued at $25,000).
(5)

Reflects the grant date fair value computed in accordance with FASB ASC Topic 718. Reflects the issuance of 50,000 stock options with an exercise price of $1.07 effective March 31, 2021 (valued at $53,500).

(6)	Effective October 8, 2020, Frank Lazaran was appointed as a director of our company.
(7)	Reflects the grant date fair value computed in accordance with FASB ASC Topic 718. Reflects the issuance of 25,000 of restricted stock awards effective April 30, 2020 (valued at $25,000).
(8)

Reflects the grant date fair value computed in accordance with FASB ASC Topic 718. Reflects the issuance of 50,000 stock options with an exercise price of $1.07 effective March 31, 2021 (valued at $53,500).

On April 3, 2020, we granted 10,000 stock options to Bruce Leitch, a director of our company. These stock options are exercisable at the exercise price of $0.53 per share until April 2, 2030 and will vest as to one third on each anniversary of the grant date. On April 3, 2020, we granted 100,000 stock options to Brian Sudano, a director of our company. These stock options are exercisable at the exercise price of $0.53 per share until April 2, 2030 and will vest as to one third on the grant date and one third will vest on each anniversary of the grant date. On April 3, 2020, we granted 250,000 stock options to Aaron Keay, a director of our company. These stock options are exercisable at the exercise price of $0.53 per share until April 2, 2030 and vest as to 50% on the date of grant and 50% on the one-year anniversary of the date of grant.

On April 30, 2020, we granted an award of 25,000 shares of our common stock to Bruce Leitch, a director of our company. These shares vested on the grant date. On April 30, 2020, we granted an award of 25,000 shares of our common stock to Brian Sudano, a director of our company. 50% of these shares vest on the one-year anniversary of grant and 50% of these shares vest on the second year anniversary of the grant date. On April 30, 2020, we granted an award of 200,000 shares of our common stock to Aaron Keay, a director of our company. These shares vest on the one-year anniversary of the grant date. We granted these shares as "restricted awards" under our 2020 Equity Incentive Plan. The grantees have no rights or privileges as a stockholder of our company with respect to the unvested shares including, without limitation, the right to vote such shares and receive all dividends or other distributions paid with respect to such shares.

On March 31, 2021, we granted 250,000 stock options to Aaron Keay, a director of our company. These stock options are exercisable at the exercise price of $1.09 per share until March 31, 2031 and vested as to 50% on the date of grant and 50% on the one-year anniversary of the date of grant. On March 31, 2021, we granted 50,000 stock options to Brian Sudano, a director of our company. These stock options are exercisable at the exercise price of $1.09 per share until March 31, 2031 and will vest as to 50% on each anniversary of the date of grant. On March 31, 2021, we granted 50,000 stock options to Frank Lazaran, a director of our company. These stock options are exercisable at the exercise price of $1.09 per share until March 31, 2031 and will vest as to 50% on each anniversary of the date of grant.

On March 31, 2021, we granted an award of 25,000 shares of our common stock to Brian Sudano, a director of our company. These shares vest on the one-year anniversary of the date of grant. On March 31, 2021, we granted an award of 150,000 shares of our common stock to Aaron Keay, a director of our company. These shares vest on the one-year anniversary of the date of grant. On March 31, 2021, we granted an award of 25,000 shares of our common stock to Frank Lazaran, a director of our company. These shares vest on the one-year anniversary of the date of grant. We granted these shares as "restricted awards" under our 2020 equity incentive plan. The grantees have no rights or privileges as a stockholder of our company with respect to the unvested shares including, without limitation, the right to vote such shares and receive all dividends or other distributions paid with respect to such shares.

We have no formal plan for compensating our directors for their services in their capacity as directors. Our directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on their behalf other than services ordinarily required of a director.

Transactions with Related Persons

Other than as disclosed below, there has been no transaction, since April 1, 2019, or currently proposed transaction, in which our company was or is to be a participant and the amount involved exceeds $120,000, being the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any of the following persons had or will have a direct or indirect material interest:

(a)	any director, director nominee or executive officer of our company;

(b)	any person who beneficially owns, directly or indirectly, more than 5% of any class of our voting securities;

(c)

any person who acquired control of our company when it was a shell company or any person that is part of a group, consisting of two or more persons that agreed to act together for the purpose of acquiring, holding, voting or disposing of our common stock, that acquired control of our company when it was a shell company; and

(d)	any member of the immediate family (including spouse, parents, children, siblings and in- laws) of any of the foregoing persons.

On February 14, 2018, December 31, 2018 and March 30, 2020, David A. Guarino, our chief financial officer, secretary, treasurer and director, entered into two separate guarantee agreements with CNH Specialty Finance in order for CNH Specialty Finance to agree to provide our company two separate $400,000 temporary order advances under the credit facility agreement. Under the guarantee agreements, Mr. Guarino personally, absolutely, and unconditionally, jointly and severally, guaranteed the prompt, complete and full payment of our obligations to repay each of the temporary order advances only, under the credit agreement, with CNH Specialty Finance.

On May 25, 2016, we entered into an agreement with BMC Strategic Associates ("BMCSA"), a division of Beverage Marketing Corporation, with regard to a possible strategic transaction "relationship" involving the Alkaline88 brand and all assets related to such brand. Brian Sudano, a director of our company, is Managing Partner of Beverage Marketing Corporation and BMC Strategic Associates. During the term of the agreement, BMCSA has the exclusive right to represent our company in the developing a strategic relationship (defined as any investment, joint venture, etc. involving the Alkaline88 brand and all assets related to such brand and a strategic party who is more than a mere financier). The agreement provides that if our company consummates a strategic relationship during the term of the agreement with any party, licensor, joint venture partner, etc., or within 18 months of the date of termination of the agreement, then we must pay BMCSA, at closing of such strategic relationship, a commission based upon the value of the strategic relationship as follows: 5% for the first $2 million, 4% for next $2 million, 3% for next $2 million, 2% for next $2 million and 1% of the total amount above $8 million, provided however, in no event will the commission be less than $500,000. We agreed to reimburse BMCSA on a monthly basis for all reasonable out-of-pocket expenses incurred by BMCSA in connection with the performance of services provided under the agreement. The agreement continues in force until terminated by either party in writing upon at least 30 days' written notice. Since April 1, 2017, we paid BMCSA an aggregate of $25,145 in consideration of the consulting services provided by BMCSA under the agreement.

On May 1, 2019, we appointed Ronald DaVella as our Executive Vice President of Finance. On April 25, 2019, we entered into an employment agreement with Ronald DaVella pursuant to which Mr. DaVella agreed to act as our Executive Vice President of Finance and to perform such duties as are regularly and customarily performed by the executive vice president of finance of a corporation, and any other duties consistent with Mr. Da Vella's position in our company. Pursuant to the terms of the employment agreement we agreed to: (i) pay Mr. DaVella $14,000 per month or such other amount as may be determined by our board of directors from time to time, (ii) pay a monthly car allowance of $800, and (iii) pay a monthly cell phone allowance of $150.

In addition, we agreed to grant Mr. DaVella (i) 75,000 shares of restricted common stock, with 50,000 shares vesting on the six month anniversary of the effective date of his employment agreement and 25,000 shares vesting on the one year anniversary of the effective date of his employment agreement and (ii) 200,000 stock options vesting over three years, with one-third vesting on each yearly anniversary date of his employment agreement.

In addition, Mr. DaVella was entitled to participate in all of our employee benefit plans provided by our company to our senior officers. If we did not provide such plans at any time, we agreed to reimburse Mr. DaVella for the reasonable cost of any such plans obtained privately. We also agreed to reimburse Mr. DaVella for any expenses that he incurred in connection with his duties under his employment agreement.

Effective as of January 1, 2020, Mr. DaVella resigned as our Executive Vice President of Finance. In addition, effective as of January 1, 2020, we entered into a separation agreement & release of all claims with Mr. DaVella, pursuant to which the parties agreed that Mr. Davella's employment with Alkaline 88, LLC ended effective January 1, 2020 and the employment agreement dated April 25, 2019 between Mr. DaVella and The Alkaline Water Company Inc. is terminated effective January 1, 2020. Pursuant to the separation agreement & release of all claims, we agreed to pay Mr. Davella five full months of severance at his then compensation level of $14,000 monthly plus $950 per month for auto and cell phone allowance, less all applicable deductions and withholdings. We also agreed to maintain Mr. Davella and his family on our corporate health plan until June 30, 2020 at our sole cost and expense. In addition, upon the stockholder approval of our equity incentive plan but in no event later than March 31, 2020, we agreed to issue Mr. Davella 50,000 shares of our common stock.

Effective as of January 13, 2020, we issued 1,500,000 shares of our common stock to Richard A. Wright upon conversion of 1,500,000 shares of our Series C Preferred Stock without the payment of any additional consideration.

Compensation for Named Executive Officers, Directors and Nominees

For information regarding compensation for our named executive officers and directors, see "Executive Compensation".

Proposal 2
Ratification of the Appointment of the Independent Registered Public Accounting Firm

Our board of directors is asking our stockholders to ratify the appointment of Prager Metis CPAs, LLC as our independent registered public accounting firm.

Stockholder ratification of the appointment of Prager Metis CPAs, LLC as our independent registered public accounting firm is required by the policies of the Canadian Securities Exchange. If the stockholders fail to ratify the appointment, our board of directors will reconsider whether or not to retain the firm. Even if the appointment is ratified, our board of directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our board of directors determines that such a change would be in the best interest of our company and our stockholders.

Representatives of Prager Metis CPAs, LLC are not expected to be present at the annual and special meeting. However, we will provide contact information for Prager Metis CPAs, LLC to any stockholders who would like to contact the firm with questions.

Unless otherwise directed, the proxy holder will vote the proxies received by him for the ratification of the appointment of Prager Metis CPAs, LLC as our independent registered public accounting firm.

Our board of directors recommends that you vote FOR the ratification of the appointment of Prager Metis CPAs, LLC as our independent registered public accounting firm.

Fees Paid to Our Independent Registered Public Accounting Firms

We were notified that AMC Auditing, LLC, our former independent registered public accounting firm, was acquired by Prager Metis CPAs, LLC, and that all of the employees of AMC Auditing, LLC were joining Prager Metis CPAs, LLC. As a result, effective as of April 25, 2019, AMC Auditing, LLC resigned as our independent registered public accounting firm. Concurrent with such resignation, we engaged Prager Metis CPAs, LLC to serve as our independent registered public accounting firm effective April 25, 2019. The change of our independent registered public accounting firm from AMC Auditing, LLC to Prager Metis CPAs, LLC was approved by our board of directors.

The following table sets forth the fees billed to our company for the years ended March 31, 2021 and 2020 for professional services rendered by Prager Metis CPAs, LLC:

Fees	2021	2020
Audit Fees	$130,000	$99,756
Audit Related Fees	-	-
Tax Fees	-	-
Other Fees	$25,000	$30,290

Other fees for the year ended March 31, 2021 and 2020 were for quarterly reviews, consents for registration statements and comfort letters.

Pre-Approval Policies and Procedures

Our audit committee reviews and pre-approves all audit and audit-related services and the fees and other compensation related thereto, and any non-audit services, provided by our independent registered public accounting firm. All of the above services and fees were reviewed and approved by our board of directors (prior to the establishment of our audit committee) and our audit committee (subsequent to the establishment of our audit committee) before the respective services were rendered.

Our board of directors has considered the nature and amount of fees billed by Prager Metis CPAs, LLC and believes that the provision of services for activities unrelated to the audit is compatible with maintaining its independence.

Our board of directors recommends that you vote FOR the ratification of the appointment of Prager Metis CPAs, LLC as our independent registered public accounting firm.

Securities Authorized for Issuance under Equity Compensation Plans

The following table summarizes certain information regarding our equity compensation plans as of March 31, 2021.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (2013 Equity Incentive Plan)(1)(2)	2,033,900	$1.11	Nil
Equity compensation plans approved by security holders (2018 Stock Option Plan)(3)	Nil	N/A	2,737,612
Equity compensation plans approved by security holders (2018 Stock Option Plan)(4)	Nil	N/A	10,650,000
Equity compensation plans not approved by security holders	Nil	N/A	Nil
Total	2,033,900	$1.11	13,387,612

(1) Effective October 7, 2013, our board of directors adopted and approved our 2013 equity incentive plan. The plan was approved by a majority of our stockholders on October 7, 2013. On October 31, 2014, our board of directors amended our 2013 equity incentive plan to, among other things, increase the number of shares of stock of our company available for the grant of awards under the plan from 20,000,000 shares to 35,000,000 shares. The purpose of the plan is to (a) enable our company and any of our affiliates to attract and retain the types of employees, consultants and directors who will contribute to our company's long range success; (b) provide incentives that align the interests of employees, consultants and directors with those of the stockholders of our company; and (c) promote the success of our company's business. Effective as of December 30, 2015, we effected a 50-for-1 reverse stock split of our authorized and issued and outstanding shares of common stock which decreased the number of shares of stock of our company available for the grant of awards under the plan from 35,000,000 shares to 700,000 shares. Effective as of January 20, 2016, our board of directors amended the plan to increase the number of shares of stock of our company available for the grant of awards under the plan from 700,000 to 7,700,000. The plan enabled us to grant awards of a maximum of 7,700,000 shares of our stock and awards that may be granted under the plan included incentive stock options, non-qualified stock options, stock appreciation rights, restricted awards and performance compensation awards.

(2)  Our 2013 equity incentive plan has been suspended in connection with our application to list our common stock on the TSX Venture Exchange, but the suspension does not affect any awards, including any stock options, already granted under the plan.

(3) On April 25, 2018, our board of directors adopted the 2018 Stock Option Plan, pursuant to which we may grant stock options to acquire up to a total of 5,171,612 shares of our common stock, including any other shares of our common stock which may be issued pursuant to any other stock options granted by our company outside the plan. We adopted the plan in connection with our application to list our common stock on the TSX Venture Exchange. The purpose of the plan is to retain the services of valued key employees and consultants of our company and such other persons as our board of directors selects, and to encourage such persons to acquire a greater proprietary interest in our company, thereby strengthening their incentive to achieve the objectives of our stockholders, and to serve as an aid and inducement in the hiring of new employees and to provide an equity incentive to consultants and other persons selected by our board of directors.

(4) Effective February 28, 2020 our board of directors adopted and approved our 2020 equity incentive plan, pursuant to which we may grant stock options to acquire up to a maximum of 9,000,000 shares of our common stock and non-stock option awards to acquire up to a maximum of 1,650,000 shares of our common stock. The plan was approved by a majority of our stockholders on March 30, 2020. On April 28, 2020, our board of directors amended our 2020 equity incentive plan to remove the requirement that the company obtain the acceptance of the plan by the TSX Venture Exchange prior to granting any awards under the plan. The purpose of our 2020 equity incentive plan is to: (i) enable our company and any affiliate of our company to attract and retain the types of employees, consultants, directors and such other persons as the plan administrator may select who will contribute to our company's long range success; (ii) provide incentives that align the interests of employees, consultants, directors and such other persons as the plan administrator may select with those of our company's stockholders; and (iii) promote the success of our company's business. Under the plan, either stock options or non-stock option awards may be granted. Non-stock option awards means a right granted to an award recipient under the plan, which may include the grant of stock appreciation rights, restricted awards, performance compensation awards or other equity-based awards.

Proposal 3
Advisory Vote on Executive Compensation

Pursuant to the rules of the Securities and Exchange Commission, we are required to provide our stockholders with a non-binding advisory vote on the compensation of our named executive officers.

We urge you to read the "Executive Compensation" section of this proxy statement. This advisory vote, commonly known as "Say-on-Pay," gives you as a stockholder the opportunity to endorse or not endorse the compensation of our named executive officers.

Because your vote is advisory, it will not be binding on our board of directors. However, our board of directors will take into account the outcome of the vote when considering future executive compensation arrangements.

Our board of directors recommends that you vote FOR the approval of compensation of our named executive officers as disclosed in this proxy statement (which includes the compensation tables and related narrative discussions).

The next advisory vote on executive compensation commonly known as "Say-on-Pay", will be held in connection with the annual meeting for the year end March 31, 2024.

Proposal 4
Approval of July 6, 2021 Private Placement and Issuance of Securities Thereunder

At the annual and special meeting, our stockholders will be asked to approve the private placement completed on July 6, 2021 and issuance of securities thereunder, including the issuance of shares of our common stock upon the conversion of subscription receipts and the exercise of warrants underlying subscription receipts as described below.

Pursuant to Nasdaq Listing Rule 5635(c), a company listed on Nasdaq is required to obtain stockholder approval prior to the issuance of common stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by a listed company of common stock (and/or securities convertible into or exercisable for common stock) to an officer, director, employee or consultant of the company at a price below the Minimum Price as defined on the Nasdaq Listing Rules.

Background

On July 6, 2021, we completed a private placement of 4,757,381 subscription receipts at a price of $1.05 per subscription receipt for total gross proceeds of $4,995,250.05. Two of the subscribers were directors of the company.

In the event of the occurrence of the escrow release condition (as defined below), each subscription receipt will automatically convert into one unit consisting of one share of our common stock and one transferable share purchase warrant, for no additional consideration. Each warrant will entitle the holder thereof to acquire one share of our common stock for a period of three years from the date of issuance thereof at a price of 1.25 per share.

The subscription amounts will be held by an escrow agent until the escrow release condition occurs. The escrow release condition is the receipt by our company of an ordinary resolution of our stockholders approving the private placement and the issuance of the securities thereunder. In the event that the escrow release condition is satisfied prior to 5:00 p.m. (Vancouver time) on September 30, 2021, we will deliver a notice to the escrow agent confirming the escrow release condition has been satisfied. Upon receipt of the notice, the escrow agent will, as soon as practicable thereafter, release the subscription amounts to our company and each subscription receipt will automatically convert into one unit without payment of any additional consideration. If the escrow release condition is not satisfied by 5:00 p.m. (Vancouver time) on September 30, 2021 or if we deliver a written default notice to the escrow agent that the escrow release condition will not be satisfied by that time, the subscription receipts will expire and be of no further force and effect, effective as of the earlier of (i) 5:00 p.m. (Vancouver time) on September 30, 2021 and (ii) the date of the receipt of the default notice, and the subscribers will be entitled to receive from the escrow agent a refund of the subscription amounts held in escrow, without interest and less applicable expenses.

Of the 4,757,381 subscription receipts we issued: (i) 1,805,000 subscription receipts were issued pursuant to the exemption from registration under the Securities Act of 1933, as amended provided by Section 4(a)(2) and/or Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended to three investors, each of who was an "accredited investor" within the meaning ascribed to that term in Regulation D promulgated under the Securities Act of 1933, as amended; and (ii) 2,925,381 subscription receipts were issued to three non-U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933, as amended) in an offshore transaction relying on Regulation S and/or Section 4(a)(2) of the Securities Act of 1933, as amended.

No broker fees or commissions were paid by us in connection with the private placement.

Reasons for the Private Placement

We undertook the private placement in order to improve our liquidity position in the 2022 fiscal year. Our board of directors determined that the private placement was in the best interests of our company and our stockholders because the financing provided funding for our continuing operations and potential future growth. The private placement resulted in aggregate gross proceeds to our company of $4,995,250.05 generated from the sale of subscription receipts, before deducting offering expenses. The proceeds of the private placement for subscription receipts are currently being held in escrow by an escrow agent, pending satisfaction of the escrow release condition. The warrants issued in connection with the private placement for subscription receipts, if exercised, would be a potential source of an additional $5,594,226.20 of cash.

While the private placement is potentially significantly dilutive, if we had not been able to complete the private placement or another similar transaction in the near term, we may not have had the funds necessary to continue as a going concern and to continue to execute on our business strategy.

Nasdaq Listing Rules

Because our common stock is traded on the Nasdaq Capital Market, we are subject to the Nasdaq Listing Rules, including Rule 5635(c). Pursuant to Rule 5635(c), stockholder approval is required prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) to an officer, director, employee or consultant of a listed company for less than the Minimum Price (as defined below). "Minimum Price" means a price that is the lower of: (i) the Nasdaq official closing price immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq official closing price of our common stock for the five trading days immediately preceding the signing of the binding agreement.

Effect of Issuance of Securities on Current Stockholders

If the proposal is adopted, it will result in the issuance of 4,757,381 shares of our common stock and the potential 4,757,381 shares of our common stock underlying the warrants that would be issued on conversion of the subscription receipts. This would result in an increase of up to an aggregate of 9,514,762 shares of common stock, and would result in significant dilution to our stockholders, and would afford our stockholders a smaller percentage interest in the voting power, liquidation value and aggregate book value of our company. The sale or any resale of our common stock issued could cause the market price of our common stock to decline.

Consequences if Stockholder Approval is Not Obtained

If we do not obtain approval of this proposal at the annual and special meeting then, pursuant to the subscription agreements for the subscription receipts, the outstanding subscription receipts will not be automatically converted into units of our securities. Further, if the escrow release condition is not satisfied prior to the escrow deadline, the escrow agent will return the $4,995,250.05 in proceeds of the private placement for subscription receipts currently held in escrow to the subscribers.

After extensive efforts to raise capital on more favorable terms, we believed that the private placement was the only viable financing alternative available to us at the time and we believe that the benefits of the approval of this proposal exceed the potential dilutive effects and related risks described above. If our stockholders do not approve this proposal, we will be unable to receive $4,995,250.05 in proceeds from the private placement for subscription receipts currently being held in escrow, and we will be unable to receive $5,594,226.20 on the exercise of warrants issued on the conversion of the subscription receipts.

Our board of directors recommends that you vote FOR the approval of the private placement and issuance of securities thereunder, including the issuance of shares of our common stock upon the conversion of subscription receipts and the exercise of warrants underlying subscription receipts.

Proposal 5
Approval of Increase of Shares of our Common Stock Available for Grant for Non-Stock Option Awards under our Company's 2020 Equity Incentive Plan by 3,000,000 Shares

At the annual and special meeting, our stockholders will be asked to approve the increase of shares of our common stock available of grant for non-stock option awards available under our 2020 Equity Incentive Plan by 3,000,0000 shares.

On February 28, 2020, our board of directors adopted the 2020 Equity Incentive Plan, pursuant to which we may grant stock options to acquire up to a maximum of 9,000,000 shares of our common stock and non-stock option awards to acquire up to a maximum of 1,650,000 shares of our common stock. As of the date of this proxy statement, our company has granted all of the 1,650,000 shares available for non-stock option grants. Our company uses the grant of non-stock option awards to attract, retain and reward its directors, officer, employees and consultants in order to contribute to our company's long term success and to provide incentive to align the interests of the company and its shareholders with our directors, officers, employees and consultants.

Accordingly, we are asking our stockholders to approve the increase for an additional 3,000,000 shares in connection with the grant of future non-stock option awards.

For a complete description of our 2020 Equity Incentive Plan, see Schedule "D" attached to this proxy statement.

Our board of directors recommends that you vote FOR the approval of the increase in the number of shares of common stock available for grant of non-stock option awards under our 2020 Equity Incentive Plan by 3,000,000 shares.

Interest of Certain Persons in Matters to be Acted Upon

No director or executive officer of our company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the annual and special meeting.

"Householding" of Proxy Materials

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements or annual reports with respect to two or more stockholders sharing the same address by delivering a single copy of the proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as "householding", potentially provides extra convenience for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials and annual reports, delivering a single copy of the proxy statement or annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement or annual report at their address from their brokers and would like to request "householding" of their communications should contact their brokers.

Stockholder Proposals

Stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to our next annual meeting of stockholders must be received no later ♦. If we change the date of our next annual meeting of stockholders by more than 30 days from the date of this year's annual meeting of stockholders, then the deadline is a reasonable time before we begin to print and send our proxy materials. All such proposals must comply with the requirements of Rule 14a-8 of Regulation 14A of the Securities Exchange Act of 1934, which sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of stockholders.

All stockholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail to The Alkaline Water Company Inc., 8541 E Anderson Drive, Suite 100/101, Scottsdale, Arizona 85255, Attention: David A. Guarino.

Where You Can Find More Information

We file annual and other reports, proxy statements and other information with the United States Securities and Exchange Commission. The documents filed with the Securities and Exchange Commission are available to the public from the Securities and Exchange Commission's website at www.sec.gov.

Other Matters

Our board of directors does not intend to bring any other business before the annual and special meeting, and so far as is known to our board of directors, no matters are to be brought before the annual and special meeting except as specified in the notice of the annual and special meeting. If any other matters are properly brought before the annual and special meeting, it is the intention of the person named on the proxy to vote the shares represented by the proxy on such matters in accordance with his judgment.

By Order of the Board of Directors

/s/ Richard A. Wright

Richard A. Wright

President and Chief Executive Officer

August 12, 2021

SCHEDULE "A"

AUDIT COMMITTEE CHARTER

Mandate

The primary function of the audit committee (the "Committee") is to assist the Board of Directors ("Board") in fulfilling its financial oversight responsibilities by reviewing the financial reports and other financial information provided by The Alkaline Water Company Inc. (the "Company") to regulatory authorities and shareholders, the Company's systems of internal controls regarding finance and accounting and the Company's auditing, accounting and financial reporting processes.  The Committee's primary duties and responsibilities are to:

  serve as an independent and objective party to monitor the Company's financial reporting and internal control system and review the Company's financial statements;

  oversee the Company's accounting and financial reporting processes and the preparation and auditing of the Company's financial statements;

  review and appraise the performance of the Company's external auditor; and

  provide an open avenue of communication among the Company's auditor, financial and senior management and the Board.

Composition

The Committee shall be comprised of at least three members as determined by the Board. Each member of the Committee shall be a member of the Board, who shall be an "independent" director as specified by all applicable legislation and regulations except as permitted by applicable securities regulatory guidelines (including applicable exemptions while the Company is a "venture issuer" (as defined in National Instrument 52-110 Audit Committees ("NI 52-110")). If the Company is a "venture issuer", then, subject to the exemptions contemplated under NI 52-110, the Committee must be comprised of members, a majority of whom are not executive officers, employees or control persons of the Company or of an affiliate of the Company (as contemplated in NI 52-110). If the Company is listed on the TSX Venture Exchange, then the Committee must be comprised of members, a majority of whom are not officers, employees or control persons of the Company or any of associates or affiliates of the Company (as such terms are defined in the policies of the TSX Venture Exchange). A quorum of the Committee shall be a majority of the members. In the event of an equality of votes, the Chair of the Committee shall not have a second casting vote.

Each member of the Committee must be financially literate as determined by the Board and as required by applicable securities legislation.

The Board shall appoint members to the Committee. The members of the Committee shall be appointed for one-year terms or such other terms as the Board may determine and shall serve until a successor is duly appointed by the Board or until the member's earlier death, resignation, disqualification or removal. The Board may remove any member from the Committee at any time with or without cause. The Board shall fill Committee member vacancies by appointing a member from the Board. If a vacancy on the Committee exists, the remaining members shall exercise all the Committee's powers so long as a quorum exists. Unless a Chair is elected by the Board, the members of the Committee may designate a Chair by a majority vote of the full Committee membership.

Meetings

The Committee shall meet a least four times annually, or more frequently as circumstances dictate or as may be prescribed by securities regulatory requirements.  As part of its job to foster open communication, the Committee will meet at least annually with the Chief Financial Officer (the "CFO") and the external auditor in separate sessions.

Responsibilities and Duties

To fulfill its responsibilities and duties, the Committee shall:

1. Documents/Reports

(a) review and update, if applicable or necessary, this Audit Committee Charter annually;

(b) review with management and the independent auditor the Company's annual and interim financial statements, management's discussion and analysis, any annual and interim earnings press releases and any reports or other financial information to be submitted to any governmental and/or regulatory body, or the public, including any certification, report, opinion, or review rendered by the external auditor for the purpose of recommending their approval to the Board prior to their filing, issue or publication.  The Chair of the Committee may represent the entire Committee for purposes of this review in circumstances where time does not allow the full Committee to be available;

(c) review analyses prepared by management and/or the external auditor setting forth significant financial reporting issues and judgements made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

(d) review the effect of regulatory and accounting initiatives, as well as off balance sheet structures, on the financial statements of the Company;

(e) review policies and procedures with respect to directors' and officers' expense accounts and management perquisites and benefits, including their use of corporate assets and expenditures related to executive travel and entertainment, and review the results of the procedures performed in these areas by the external auditor, based on the terms of reference agreed upon by the external auditor and the Committee; and

(f) ensure that adequate procedures are in place for the review of the Company's public disclosure of financial information extracted or derived from the Company's financial statements, as well as review any financial information and earnings guidance provided to analysts and rating agencies, and periodically assess the adequacy of those procedures.

2. External Auditor

(a) review annually, the performance of the external auditor who shall be ultimately accountable to the Board and the Committee as representatives of the shareholders of the Company;

(b) obtain annually, a formal written statement of the external auditor setting forth all relationships between the external auditor and the Company;

(c) review and discuss with the external auditor any disclosed relationships or services that may have an impact on the objectivity and independence of the external auditor;

(d) take, or recommend that the Board take, appropriate action to oversee the independence of the external auditor, including the resolution of disagreements between management and the external auditor regarding financial reporting;

(e) recommend to the Board the selection and, where applicable, the replacement of the external auditor nominated annually for shareholder approval;

(f) recommend to the Board the compensation to be paid to the external auditor;

(g) at each meeting, where desired, consult with the external auditor, without the presence of management, about the quality of the Company's accounting principles, internal controls and the completeness and accuracy of the Company's financial statements;

(h) review and approve the Company's hiring policies regarding partners, employees and former partners and employees of the present and former external auditor of the Company;

(i) review with management and the external auditor the audit plan for the year-end financial statements; and

(j) review and pre-approve all audit and audit-related services and the fees and other compensation related thereto, and any non-audit services, provided by the Company's external auditor.  The authority to pre-approve non-audit services may be delegated by the Committee to one or more independent members of the Committee, provided that such pre-approval must be presented to the Committee's first scheduled meeting following such pre-approval. Pre-approval of non-audit services is satisfied if:

(i) the aggregate amount of all the non-audit services that were not pre-approved is reasonably expected to constitute no more than 5% of the total amount of fees paid by the Company and subsidiaries to the Company's external auditor during the fiscal year in which the services are provided;

(ii) the Company or a subsidiary did not recognize the services as non-audit services at the time of the engagement; and

(iii) the services are promptly brought to the attention of the Committee and approved, prior to completion of the audit, by the Committee or by one or more of its members to whom authority to grant such approvals has been delegated by the Committee.

3. Financial Reporting Processes

(a) oversee an effective system of internal controls and procedures for the Company relating to the financial reporting process and disclosure of the financial results (the "Internal Controls");

(b) review with management the adequacy and effectiveness of the Company's Internal Controls, including any significant deficiencies or material weaknesses in the design or operation of the Internal Controls and determine if any special steps must be adopted by the Auditor during its audit in light of any such deficiencies or weaknesses;

(c) review management's roles, responsibilities and performance in relation to the Internal Controls;

(d) review, discuss and investigate: (a) any alleged fraud involving the Company's management or employees in relation to the Internal Controls, including management's response to any allegations of fraud; (b) implement corrective and disciplinary action in cases of proven fraud; and (c) determine if any special steps must be adopted by the auditor during its audit in light of any proven fraud or any allegations of fraud;

(e) review and discuss with the Chief Executive Officer (the "CEO") and CFO, or those officers who perform the duties similar to a CEO or CFO, the steps taken to complete the required certifications of the annual and interim filings with applicable securities commissions;

(f) in consultation with the external auditor, review with management the integrity of the Company's financial reporting process, both internal and external;

(g) consider the external auditor's judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting;

(h) consider and approve, if appropriate, changes to the Company's auditing and accounting principles and practices as suggested by the external auditor and management;

(i) review significant judgments made by management in the preparation of the financial statements and the view of the external auditor as to appropriateness of such judgments;

(j) following completion of the annual audit, review separately with management and the external auditor any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information;

(k) review any significant disagreement among management and the external auditor in connection with the preparation of the financial statements;

(l) review with the external auditor and management the extent to which changes and improvements in financial or accounting practices have been implemented;

(m) review any complaints or concerns about any questionable accounting, internal accounting controls or auditing matters;

(n) review certification process;

(o) establish a procedure for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

(p) establish a procedure for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

4. Other

(a) review any material related party transactions;

(b) engage independent counsel and other advisors as it determines necessary to carry out its duties; and

(c) to set and pay compensation for any independent counsel and other advisors employed by the Committee.

5. No Rights Created

This Charter is a broad policy statement and is intended to be part of Committee's flexible governance framework. While this Charter should comply with all applicable laws, regulations and listing requirements and the Company's articles and by-laws, this Charter does not create any legally binding obligations on the Committee, the Board or the Company.

SCHEDULE "B"

COMPENSATION COMMITTEE CHARTER

Membership

The Compensation Committee (the "Committee") of the board of directors (the "Board") of The Alkaline Water Company Inc. (the "Company") shall consist of two or more directors. Each member of the Committee shall be independent in accordance with applicable laws and the rules of the any stock exchange upon which the Company's securities are listed.

The members of the Committee shall be appointed by the Board. The members of the Committee shall serve for such term or terms as the Board may determine or until earlier resignation, removal or death. The Board may remove any member from the Committee at any time with or without cause.

Purpose

The purpose of the Committee is to carry out the responsibilities delegated by the Board relating to the review and determination of executive compensation.

Duties and Responsibilities

The Committee shall have the following authority and responsibilities:

• to review and approve annually the corporate goals and objectives applicable to the compensation of the chief executive officer ("CEO"), evaluate at least annually the CEO's performance in light of those goals and objectives, and determine and approve the CEO's compensation level based on this evaluation;

• to review and make recommendations to the Board regarding the compensation of all other executive officers;

• to review and make recommendations to the Board regarding incentive compensation plans and equity-based plans, and where appropriate or required, recommend for approval of such plans by the stockholders of the Company;

• to review and discuss with management the Company's Compensation Discussion and Analysis ("CD&A") and the related executive compensation information, recommend that the CD&A and related executive compensation information be included in the Company's annual report on Form 10-K and proxy statement, and produce the compensation committee report on executive officer compensation required to be included in the Company's proxy statement or annual report on Form 10-K;

• to review and make recommendations to the Board regarding any employment agreements and any severance arrangements or plans, including any benefits to be provided in connection with a change in control, for the CEO and other executive officers, which includes the ability to adopt, amend and terminate such agreements, arrangements or plans;

• to determine stock ownership guidelines for the CEO and other executive officers and monitor compliance with such guidelines;

• to review and make recommendations to the Board regarding all employee benefit plans for the Company, which includes the ability to adopt, amend and terminate such plans;

• to review the Company's incentive compensation arrangements to determine whether they encourage excessive risk-taking, to review and discuss at least annually the relationship between risk management policies and practices and compensation, and to evaluate compensation policies and practices that could mitigate any such risk;

• to review and recommend to the Board for approval the frequency with which the Company will conduct say on pay votes, taking into account the results of the most recent stockholder advisory vote on frequency of say on pay votes required by Section 14A of the Securities Exchange Act of 1934, and review and approve the proposals regarding the say on pay vote and the frequency of the say on pay vote to be included in the Company's proxy statement; and

• to review all director compensation and benefits for service on the Board and any committees of the Board at least once a year and to recommend any changes to the Board as necessary.

Outside Advisors

The Committee shall have the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant as necessary to assist with the execution of its duties and responsibilities as set forth in this Charter. The Committee shall set the compensation, and oversee the work, of the compensation consultant. The Committee shall have the authority, in its sole discretion, to retain and obtain the advice and assistance of outside legal counsel and such other advisors as it deems necessary to fulfill its duties and responsibilities under this Charter. The Committee shall set the compensation, and oversee the work, of its outside legal counsel and other advisors. The Committee shall receive appropriate funding from the Company, as determined by the Committee in its capacity as a committee of the Board, for the payment of compensation to its compensation consultants, outside legal counsel and any other advisors. However, the Committee shall not be required to implement or act consistently with the advice or recommendations of its compensation consultant, legal counsel or other advisor to the compensation committee, and the authority granted in this Charter shall not affect the ability or obligation of the Committee to exercise its own judgment in fulfillment of its duties under this Charter.

The Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Committee, other than in-house legal counsel, only after taking into consideration the following factors:

• the provision of other services to the Company by the person that employs the compensation consultant, legal counsel or other adviser;

• the amount of fees received from the Company by the person that employs the compensation consultant, legal counsel or other adviser, as a percentage of the total revenue of the person that employs the compensation consultant, legal counsel or other adviser;

• the policies and procedures of the person that employs the compensation consultant, legal counsel or other adviser that are designed to prevent conflicts of interest;

• any business or personal relationship of the compensation consultant, legal counsel or other adviser with a member of the Committee;

• any stock of the Company owned by the compensation consultant, legal counsel or other adviser; and

• any business or personal relationship of the compensation consultant, legal counsel, other adviser or the person employing the adviser with an executive officer of the Company.

Structure and Operations

The Board shall designate a member of the Committee as the chairperson. The Committee shall meet at least one time a year at such times and places as it deems necessary to fulfill its responsibilities. The Committee shall report regularly to the Board regarding its actions and make recommendations to the Board as appropriate. The Committee is governed by the same rules regarding meetings (including meetings in person or by telephone or other similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

The Committee may invite such members of management to its meetings as it deems appropriate. However, the Committee shall meet regularly without such members present, and in all cases the CEO and any other such officers shall not be present at meetings at which their compensation or performance is discussed or determined.

The Committee shall review this Charter at least annually and recommend any proposed changes to the Board for approval.

Delegation of Authority

The Committee shall have the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the Committee may deem appropriate in its sole discretion.

Performance Evaluation

The Committee shall conduct an annual evaluation of the performance of its duties under this charter and shall present the results of the evaluation to the Board. The Committee shall conduct this evaluation in such manner as it deems appropriate.

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SCHEDULE "C"

BOARD OF DIRECTOR NOMINATION PROCESS

(adopted September 4, 2018)

The Alkaline Water Company Inc. (the "Company") and its Board of Directors (the "Board") has determined that director nominees will be recommended for the Board's selection by a majority of the Company's independent directors in a vote in which only the independent directors participate, and to have the full Board participate in the consideration of board of director nominees.

In general, when the Board determines that expansion of the board or replacement of a director is necessary or appropriate, the Company's independent directors will be responsible for identifying one or more candidates to fill such directorship, investigating each candidate, evaluating his/her suitability for service on the Board and recommending for selection suitable candidates for nomination to the Board.

The Company's independent directors are authorized to use any methods they deems appropriate for identifying candidates for Board membership, including recommendations from current members of the Board, senior management or other third parties (including recommendations from stockholders). The Company's independent directors may engage outside search firms to identify suitable candidates.

The Company's independent directors are also authorized to engage in whatever investigation and evaluation processes it deems appropriate, including a thorough review of the candidate's background, characteristics, qualities and qualifications, and personal interviews with all or some of the Company's independent directors, the Company's management or one or more other members of the Board. While diversity may contribute to an evaluation, it is not considered by the Board as a separate or independent factor in identifying board of director nominees.

In formulating its recommendation, the Company's independent directors will consider not only the findings and conclusions of the investigation and evaluation process, but also the current composition of the Board; the diversity of the board, including gender diversity; the attributes and qualifications of serving members of the Board; additional attributes, capabilities or qualifications that should be represented on the Board; and whether the candidate could provide those additional attributes, capabilities or qualifications. The Company's independent directors will not recommend any candidate unless that candidate has indicated a willingness to serve as a director and has agreed to comply, if elected, with the expectations and requirements of serving as a member of the Board.

Stockholders desiring to suggest a candidate for consideration must do so in accordance with the Company's bylaws and applicable securities laws, and should send a letter to the Company's Chief Financial Officer at the Company's principal office located at 14646 N. Kierland Blvd., Suite 255, Scottsdale, AZ, USA 85254. Candidates recommended by the Company's stockholders will be considered in the same manner as other candidates.

In considering whether to recommend directors who are eligible to stand for reelection, the Company's independent directors may consider a variety of factors, including, without limitation, a director's contributions to the Board and ability to continue to contribute productively; attendance at Board and committee meetings and compliance with the Company corporate governance policies; whether the director continues to possess the attributes, capabilities and qualifications considered necessary or desirable for continued service on the Board; the independence of the director; and the nature and extent of the director's non-Company activities.

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SCHEDULE "D"

DESCRIPTION OF 2020 EQUITY INCENTIVE PLAN

Description of Our 2020 Equity Incentive Plan

The following is a summary of the material features of our 2020 equity incentive plan. The full text of our 2020 equity incentive plan is attached to our proxy statement filed on March 2, 2020 with the Securities and Exchange Commission at www.sec.gov.

Purpose

The purpose of our 2020 equity incentive plan is to: (i) enable our company and any affiliate of our company to attract and retain the types of employees, consultants, directors and such other persons as the plan administrator may select who will contribute to our company's long range success; (ii) provide incentives that align the interests of employees, consultants, directors and such other persons as the plan administrator may select with those of our company's stockholders; and (iii) promote the success of our company's business.

Administration

The plan administrator, which is currently our board of directors, administers our 2020 equity incentive plan. The plan administrator has sole authority, in its absolute discretion, to (i) construe and interpret the plan; (ii) grant stock options and non-stock option awards (each, an "award") under the plan; (iii) determine the individuals to whom awards will be granted under the plan and whether an option is an incentive stock option or a non-qualified stock option; (iv) determine the number of shares of our common stock subject to award, the terms and conditions of each award, including the exercise price, medium of payment and vesting provisions, and to specify the provisions of the agreement with respect thereto.

Eligibility

Employees of our company or subsidiary who are subject to tax in the United States are eligible to receive incentive stock options. Subject to applicable laws, employees, consultants and directors of our company or subsidiary and such other persons as the plan administrator selects are eligible to receive awards that are not incentive stock options. As of February 28, 2020, there are approximately 20 persons eligible to receive awards.

While our common stock is listed on the TSX Venture Exchange, an award recipient must either be a Director, Employee or Consultant (as defined by the policies of the TSX Venture Exchange) of our company or a subsidiary of our company at the time of grant of the award, except as otherwise provided by the policies of the TSX Venture Exchange and, for awards granted to Employees, Consultants or Management Company Employees (as defined by the policies of the TSX Venture Exchange), we must ensure that the award recipient is a bona fide Employee, Consultant or Management Company Employee, as the case may be.

While our common stock is listed on the TSX Venture Exchange, except in relation to Consultant Companies (as defined by the policies of the TSX Venture Exchange), the awards may be granted only to an individual or to a company that is wholly owned by individual eligible for a grant of an award.

Shares Subject to Our 2020 Equity Incentive Plan

Under the plan, the plan administrator is authorized to grant stock options to acquire up to a total of 9,000,000 shares of our company's common stock and non-stock option awards to acquire up to a maximum of 1,650,000 shares of our company's common stock.

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The number of shares of our common stock available for awards exceeds the maximum number allowed by the TSX Venture Exchange, which is 20% of the issued and outstanding shares of our common stock. If the proposal to delist our common stock from the TSX Venture Exchange is not approved by our stockholders or our board of directors decides not to proceed with the delisting, our board of directors intends to amend the plan to reduce the number of shares of our common stock available for awards to comply with the policies of the TSX Venture Exchange.

Number of Stock Options

While our common stock is listed on the TSX Venture Exchange, the maximum number shares of our common stock subject to a stock option to a holder who is a Consultant (as defined by the policies of the TSX Venture Exchange) is limited to an amount equal to 2% of the then issued and outstanding shares of our common stock (on a non-diluted basis) in any 12 month period.

While our common stock is listed on the TSX Venture Exchange, the number of stock options granted to all persons in aggregate who are employed to perform Investor Relations Activities (as defined by the policies of the TSX Venture Exchange) is limited to an amount equal to 2% of the then issued and outstanding shares of our common stock (on a non-diluted basis) in any 12 month period, provided that such stock options vest in stages over a 12 month period with no more than 1/4 of the stock options vesting in any 3 month period.

Type of Awards

Under the plan, either stock options or non-stock option awards may be granted. Incentive stock options are stock options that qualify for certain favorable tax treatment under the U.S. tax laws. Non-qualified stock options are stock options that are not incentive stock options. The aggregate fair market value on the date of grant of our common stock with respect to which incentive stock options are exercisable for the first time by an optionee subject to tax in the United States during any calendar year must not exceed $100,000, or such other limit as may be prescribed by the Internal Revenue Code.

Non-stock option awards means a right granted to an award recipient under the plan, which may include the grant of stock appreciation rights, restricted awards, performance compensation awards or other equity-based awards.

A stock appreciation right is a right to receive, upon exercise, an amount payable in cash or shares of our common stock equal to the number of shares subject to the stock appreciation right that is being exercised multiplied by the excess of (i) the fair market value of one share on the date the award is exercised, over (ii) the exercise price specified in the stock appreciation right award agreement. Stock appreciation rights may be granted alone (a "free standing right"), or in tandem with an option.

A restricted award is an award of actual shares ("restricted stock") or hypothetical share units ("restricted stock units") having a value equal to the fair market value of an identical number of shares, which may, but need not, provide that such restricted award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period as the plan administrator determines. The plan administrator may also grant restricted stock units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an award Agreement ("deferred stock units") Each restricted award is subject to the conditions set forth in the plan and to such other conditions not inconsistent with the plan as may be determined by the plan administrator and set out in the award agreement. The holder of restricted stock generally has the rights and privileges of a stockholder as to such restricted stock, including the right to vote and the right to receive dividends, provided that, any dividends must be withheld by us for the holder's account until the restrictions are released. A holder of restricted stock units or deferred stock units has no voting rights. At the discretion of the plan administrator, each restricted stock unit or deferred stock unit may be credited with cash and stock dividend equivalents paid by us in respect of one share.

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The plan administrator has the authority, at the time of grant of any award (other than options and stock appreciation rights), to designate such award as a performance compensation award in order to qualify such award as "performance-based compensation" under Section 162(m) of the Internal Revenue Code. The plan administrator may establish criteria and objectives formulas for the achievement of goals ("performance goals"), and set periods of time (a "performance period") over which the attainment of one or more performance goals will be measured. The plan administrator must designate within the first 90 days of a performance period, which individuals will be eligible to receive performance compensation awards for the attainment of performance goals in respect of such performance period. Following completion of a performance period, the plan administrator must review and certify whether, and to what extent, the performance goals for the performance period have been achieved, and performance compensation awards must be paid to the recipient as soon as practicable following such certification.

The plan administrator may grant other equity-based awards, either alone or in tandem with other awards, in such amounts and subject to such conditions as the plan administrator may determine in its sole discretion.

Award Price

The per share exercise price for an incentive stock option must not be less than the fair market value per share of our common stock on the date of grant. With respect to incentive stock options granted to a greater-than-ten percent stockholder of our company, the exercise price per share must not be less than 110% of the fair market value per share of our common stock on the date of grant. With respect to non-qualified stock options, the exercise price per share must be determined by the plan administrator at the time the stock option is granted.

While our common stock is listed on the TSX Venture Exchange, the exercise price of the shares of our common stock covered by each stock option must be determined by the plan administrator and the exercise price must not be less than the price permitted by the TSX Venture Exchange or other regulatory body having jurisdiction. We must not grant stock options or establish a minimum exercise price for stock options unless and until the stock options have been allocated to a particular person or persons.

While our common stock is listed on the TSX Venture Exchange, the exercise price of a stock option must be paid in cash.

The exercise price of a free standing right will be determined by the plan administrator, but will not be less than 100% of the greater of: (i) the fair market value of the shares underlying the free standing right on the date of grant, and (ii) the fair market value of the shares underlying the free standing right on the trading date immediately preceding the date of grant. A related right granted simultaneously with, or subsequent to, the grant of an option and in conjunction therewith or in the alternative thereto, will have the same exercise price as the related option, will be transferable only upon the same terms and conditions as the related option, and will be exercisable only to the same extent as the related option. However, a stock appreciation right, by its terms, will be exercisable only when the fair market value per share subject to the stock appreciation right and related option exceeds the exercise price per share thereof and no stock appreciation rights may be granted in tandem with an option unless the plan administrator determines that the applicable requirements of the plan are satisfied.

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On February 28, 2020, the closing price of our common stock as reported by the Nasdaq Capital Market was US$0.91 per share and the closing price of our common stock as reported by the TSX Venture Exchange was CDN$1.18.

Duration of Stock Options and Stock Appreciation Rights

The expiration date of a stock option or stock appreciation right must not be later than 10 years from the date of grant; provided that the expiration date of any incentive stock option granted to a greater-than-ten percent stockholder of our company must not be later than five years from the date of grant.

Vesting Schedule

The vesting schedule for each award must be specified by the plan administrator at the time of grant prior to the provision of services with respect to which such award is granted. If no vesting schedule is specified at the time of grant by the plan administrator or in our 2020 equity incentive plan, the award vests immediately.

The plan administrator may accelerate the vesting of one or more outstanding awards.

Term of Stock Option

Stock options that have vested but have not been exercised terminate upon the occurrence of the first of the following events, except as provided for in a stock option agreement: (i) the expiration of the option; (ii) the date of an optionee's termination of employment or contractual relationship with our company for cause; (iii) the expiration of three months from the date of an optionee's termination of employment or contractual relationship for any reason other than for cause, death or certain disability; and (iv) the expiration of one year from termination of an optionee's employment or contractual relationship by reason of death or certain disability, provided, however, that while our common stock is listed on the TSX Venture Exchange, stock options granted to optionees engaged in Investor Relations Activities (as defined by the policies of the TSX Venture Exchange) on behalf of our company expire 30 days after such optionees cease to perform such Investor Relations Activities for our company. Stock options that have not vested terminate immediately upon the optionee's resignation from or our termination of employment or contractual relationship with our company for any reason whatsoever, including death or disability.

Transfer of Stock Options and Restricted Awards

The stock options granted under the plan may not be transferred, assigned, pledged or hypothecated in any manner other than by will or by applicable laws of descent and distribution, and will not be subject to execution, attachment or similar process, provided, however, that subject to applicable laws, the optionee's heirs or administrators may exercise any portion of the outstanding vested stock options within one year of the optionee's death. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any stock option contrary to the provisions of the plan, or upon the sale, levy or any attachment or similar process contrary to the rights and privileges conferred by the plan, such stock option will terminate and become null and void.

The restricted awards granted under the plan are subject to the terms of the applicable award agreement, which may, but need not, include that the restricted award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period as the plan administrator determines.

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Securities Regulation and Tax Withholding

Stock options will not be granted and shares of our common stock will not be issued with respect to stock options unless the grant of such stock options, the exercise of such stock options and the issuance and delivery of such shares comply with all applicable laws. The optionee must pay to us promptly upon exercise of a stock option or, if later, the date that the amount of such obligations becomes determinable, all applicable federal, state, provincial, local and foreign withholding taxes resulting upon exercise of a stock option or from a transfer or other disposition of shares of our common stock acquired upon exercise of a stock option or otherwise related to a stock option or shares of our common stock acquired in connection with a stock option.

Certain Corporate Transactions

If we are involved in a merger, consolidation, acquisition of property, reorganization, or liquidation, or we declare a dividend payable in, or subdivided, reclassify, reorganize, or combine our common stock, the plan administrator will, with respect to each outstanding stock option, proportionately adjust the number of shares of our common stock subject to such stock option and/or the exercise price per share so as to preserve the rights of the optionee substantially proportionate to the rights of the optionee prior to such event. Also to the extent such action includes an increase or decrease in the number of shares of our common stock, the number of shares available under the plan and the exercise price for such stock option will automatically be increased or decreased proportionately.

For greater certainty, the exercise price for any stock options and the number of shares of our common stock deliverable upon the exercise of the stock options will be subject to adjustment in the case of any capital reorganization or of any reclassification of the capital of our company, or in the case of the consolidation, merger or amalgamation of our company with or into any other company, each stock option will, after such event, confer the right to purchase the number of shares of our common stock or other securities of our company (or of the company resulting from such event) which the optionee would have been entitled to upon such event if the optionee had been a stockholder of our company at the time of such event.

Term of the Plan

The plan administrator may grant incentive stock options on or after the date on which the plan is adopted through the day immediately preceding the 10th anniversary of the date the plan is adopted. The plan administrator may grant non-qualified stock options on or after the date the plan is adopted and until the plan is terminated by our board of directors.

Stockholder Approval

While our common stock is listed on the TSX Venture Exchange, unless disinterested stockholder approval is obtained, under no circumstances will the plan, together with all of our other previously established and outstanding stock option plans or grants, result in:

(i)  the aggregate number of shares of our common stock reserved for issuance under awards granted to insiders (as a group) at any point in time exceeding 10% of the issued shares of our common stock;

(ii)  the grant to insiders (as a group), within a 12 month period, of an aggregate number of stock option awards exceeding 10% of the issued shares of our common stock, calculated at the date a stock option award is granted to any insider;

(iii)  the grant to insiders (as a group), within a 12 month period, of an aggregate number of non-stock option awards exceeding 10% of the issued shares of our common stock, calculated at the date a non-stock option award is granted to any insider;

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(iv)  the aggregate number of stock options granted to any one award recipient (and companies wholly owned by that optionee) within a 12 month period exceeding 5% of the issued shares of our common stock, calculated on the date a stock option is granted to the award recipient;

(v)  the aggregate number of shares of our common stock subject to non-stock option awards granted to any one award recipient within a 12 month period exceeding 1% of the issued shares of our common stock, calculated on the date a non-stock option award is granted to the award recipient;

(vi)  the aggregate number of shares of our common stock subject to awards granted to any one award recipient who is a Consultant (as defined by the policies of the TSX Venture Exchange) within a 12 month period exceeding 2% of the issued shares of our common stock, calculated on the date an award is granted to the award recipient; or

(vii)  the aggregate number of shares of our common stock subject to awards granted to all award recipients (as a group) who are employed to perform Investor Relations Activities (as defined by the policies of the TSX Venture Exchange) within a 12 month period exceeding 2% of the issued shares of our common stock, calculated on the date an award is granted to the award recipient.

While our common stock is listed on the TSX Venture Exchange, we must obtain disinterested stockholder approval for any amendment to stock options held by insiders that would have the effect of decreasing the exercise price of the stock options.

Amendment and Termination

The plan will terminate automatically on February 28, 2030. No award will be granted pursuant to the plan after such date, but awards granted before then may extend beyond that date. The plan administrator may suspend or terminate the plan at any earlier date in accordance with the terms of the plan. No awards may be granted under the plan while the plan is suspended or after it is terminated. Unless we determine to submit the section of the plan which sets out the plan's treatment of performance compensation awards and the definition of "Performance Goal" and "Performance Criteria" to the stockholders at the first stockholder meeting that occurs in the fifth year following the year in which the plan was last approved by stockholders (or any earlier meeting designated by our board of directors), in accordance with the requirements of Section 162(m) of the Internal Revenue Code, and such stockholder approval is obtained, then no further performance compensation awards will be made to covered employees under the section of the plan which sets out the plan's treatment of performance compensation awards after the date of such annual meeting, but the plan may continue in effect for awards to award recipients not in accordance with Section 162(m) of the Internal Revenue Code.

The plan administrator may, subject to applicable laws, at any time modify or amend stock options granted under the plan, provided, however, that (i) no amendment with respect to an outstanding stock option which has the effect of reducing the benefits afforded to the optionee must be made over the objection of such optionee; (ii) the events triggering acceleration of vesting of outstanding stock options may be modified, expanded, or eliminated without the consent of the optionees; and (iii) the plan administrator may not increase the number of shares available for issuance on the exercise of incentive stock options without stockholder approval.

Federal Income Tax Consequences

The following discussion is intended to be only a general description of the tax consequences of our 2020 equity incentive plan under the provisions of U.S. federal income tax laws currently in effect and does not address any estate, gift, state, local or non-U.S. tax laws. U.S. federal income tax laws are subject to change at any time, possibly with retroactive effect. This summary is not exhaustive of all possible United States income tax consequences. It is not intended as legal or tax advice to any particular participant and should not be so construed. The tax consequences to any particular participant will vary according to the status of that participant as an individual, trust, corporation or member of a partnership, the jurisdictions in which that participant is subject to taxation and, generally, according to that participant's particular circumstances. Each participant should consult his or her own tax advisor with respect to the income tax consequences applicable to such participant's own particular circumstances.

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This summary is not exhaustive of all possible United States income tax consequences. It is not intended as legal or tax advice to any particular holder of shares of our stock and should not be so construed. The tax consequences to any particular holder of shares of our stock will vary according to the status of that holder as an individual, trust, corporation or member of a partnership, the jurisdictions in which that holder is subject to taxation and, generally, according to that holder's particular circumstances. Each holder should consult the holder's own tax advisor with respect to the income tax consequences applicable to the holder's own particular circumstances.

Non-Qualified Stock Options

A non-statutory or non-qualified stock option is a stock option that does not meet the requirements of sections 421 through 422 of the Internal Revenue Code. A non-qualified stock option will be taxed in the hands of the optionee at the time of exercise. The optionee will recognize ordinary income for United States tax purposes in the amount of the fair market value (less whatever the optionee paid for the option) in the year of exercise. The optionee may recognize a capital gain or loss when the underlying shares of our common stock are sold. In calculating the gain or loss, the optionee's cost basis for the shares of our common stock will be the fair market value of the stock option when exercised.

Qualified Stock Options

The Internal Revenue Code provides special tax treatment for qualified stock options meeting the requirements of section 422 of the Internal Revenue Code, commonly called "incentive stock options".

If the stock option qualifies as an incentive stock option, the optionee will have no regular federal income tax liability upon its grant or upon its exercise. However, the excess, if any, of the fair market value of the underlying shares of our common stock on the date of exercise over their aggregate exercise price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the optionee to alternative minimum tax in the year of exercise.

Once the optionee exercises an incentive stock option, he or she must hold the underlying shares of our common stock for at least two years from the date the stock option was granted or at least one year from the date the stock option was exercised, whichever is later. If the shares of our common stock are sold after the hold period, any gain (or loss) will be taxed as a capital gain (or loss). On the other hand, if any of the shares of our common stock are sold during the hold period, any gain on the shares of our common stock that are sold will be taxed as ordinary income. Note that the balance of the shares of our common stock will continue to qualify for capital gains treatment if it is held until the expiration of the hold period.

Under section 422 of the Internal Revenue Code, incentive stock options must meet the following requirements:

(a) incentive stock options can entitle the employee to purchase shares of the employer corporation, its parent or its subsidiary, but not of a sister corporation of the employer corporation;

(b) incentive stock options can only be granted to an employee who, at the time of grant, does not own shares having more than 10 percent of the total combined voting power of all classes of stock of the employer corporation, its parent or any subsidiary; provided that this limitation will not apply if, at the time of the grant, the exercise price is at least 110 percent of the fair market value of the underlying stock, and the stock option is by its terms not exercisable for a period of more than five years from the date on which it is granted;

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(c) generally, the exercise price of incentive stock options must be payable in cash, although this requirement is relaxed if the incentive stock option meets all of the requirements of section 422(b) of the Internal Revenue Code (thus making it possible for the optionee to pay the exercise price by, for example, surrendering stock of the issuer or transferring to the issuer other property);

(d) incentive stock options must be granted under a plan adopted by the corporation;

(e) the plan must be approved by the stockholders within 12 months before or after the date on which the plan is adopted;

(f) the plan must set out the total number of shares that may be issued thereunder as well as the employees (or class of employees) who may receive the stock options;

(g) the incentive stock options must be granted and exercised within 10 years from the date the plan is adopted or approved, whichever is earlier;

(h) the stock option price must not be less than the fair market value of the stock at the time the stock option is granted;

(i) incentive stock options must not be transferable except in the event of death; and

(j) incentive stock options cease to qualify as such three months after the optionee ceases to be an employee, except where the optionee is disabled within the meaning of section 22(e)(3) of the Internal Revenue Code, in which case the three-month period is extended to one year.

In addition, the aggregate fair market value of the shares of our common stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year (granted under the plan and all other plans of the company, its parent or any subsidiary) must not exceed $100,000. Any portion of a stock option which exceeds this limit is treated as a non-qualified stock option.

Stock Appreciation Rights

Generally, the recipient of stock appreciation rights will not recognize any taxable income at the time the stock appreciation rights are granted.

With respect to stock appreciation rights, if the recipient receives the appreciation inherent in the stock appreciation rights in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the stock appreciation rights in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.

In general, there will be no federal income tax deduction allowed to the company upon the grant or termination of stock appreciation rights. Upon the exercise of a stock appreciation right, however, the company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.

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Restricted Stock

The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. Our company is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Internal Revenue Code and so long as our company withholds the appropriate taxes with respect to such income (if required) and the recipient's total compensation is deemed reasonable in amount. Any gain or loss on the recipient's subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. Our company does not receive a tax deduction for any such gain. Recipients of restricted stock may make an election under Section 83(b) of the Internal Revenue Code to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) election must be made within thirty days from the time the restricted stock is issued.

Other Stock Awards

Other stock awards may be granted as determined by the plan administrator. Such stock awards may be subject to forfeiture under conditions imposed by the plan administrator. Recipients of stock awards will realize ordinary income at the time of receipt of a stock award or, if such award is subject to forfeiture, upon the lapse of any such forfeiture provisions. The ordinary income realized by the recipient will be equal to the fair market value of the shares less the amount, if any, paid in connection with the issuance (the board of directors or the committee can require the payment of par value at the time of the grant). Our company is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Internal Revenue Code and so long as our company withholds the appropriate taxes with respect to such income (if required) and the recipient's total compensation is deemed reasonable in amount. The holder will have a basis in the shares acquired equal to any amount paid on receipt plus the amount of any ordinary income recognized by the holder. On sale of the shares, the holder will have a capital gain or loss equal to the sales proceeds minus its basis in the shares.

THE ALKALINE WATER COMPANY INC.

FOR THE ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 29, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder of The Alkaline Water Company Inc. (the "Company") hereby appoints Richard A. Wright and David A. Guarino, and each of them, as attorneys and proxies, each with the power to appoint his substitute, and authorizes each of them to represent and vote all of the shares of common stock of the Company that the undersigned stockholder is entitled to vote at the annual and special meeting of stockholders of the Company to be held on Wednesday, September 29, 2021 at 9 a.m., Arizona time, at the offices of Dickinson Wright PLLC, 1850 North Central Avenue, Suite 1400, Phoenix, Arizona 85004 or any adjournment thereof, on the matters set forth below, and in his discretion on any other matters as may be properly brought before the meeting or any adjournment thereof, with all the powers which the undersigned stockholder would possess if personally present at the meeting or any adjournment thereof.

The Board of Directors recommends a vote "For" all of the listed nominees and Proposals 1 and 2.

		For	Against	Abstain
1.	To elect as a director of the Company:
	Richard A. Wright	☐	☐	☐
	David A. Guarino	☐	☐	☐
	Aaron Keay	☐	☐	☐
	Frank Lazaran	☐	☐	☐
	Brian Sudano	☐	☐	☐

		For	Against	Abstain
2.	To ratify the appointment of Prager Metis CPAs, LLC as the independent registered public accounting firm of the Company	☐	☐	☐

		For	Against	Abstain
3.	To hold a non-binding advisory vote on the compensation of our named executed officers as disclosed in the proxy statement	☐	☐	☐

		For	Against	Abstain
4.

To approve, for purposes of complying with Nasdaq Listing Rule 5635(c), the private placement completed on July 6, 2021 and issuance of securities thereunder, including the issuance of 4,757,381 shares of our common stock on the conversion of 4,757,381 subscription receipts issued by our company on July 6, 2021 and the issuance of 4,757,381 shares of our common stock upon the exercise of 4,757,381 warrants underlying 4,757,381 subscription receipts issued by our company on July 6, 2021

		☐	☐	☐

		For	Against	Abstain
5.	To approve, ratify and confirm the increase in the number of shares of common stock available for grant of non-stock option awards under our company's 2020 Equity Incentive Plan by 3,000,000 shares	☐	☐	☐

The shares represented by this proxy, when this proxy is properly executed, will be voted as directed by the undersigned stockholder or, if no such directions are made, the shares represented by this proxy will be voted in accordance with recommendations of the Board of Directors, and as the proxies deem advisable on any other matters as may be properly brought before the meeting or any adjournment thereof.

This proxy is valid only when signed and dated.

Dated:___________________, 2021

Name

Signature

Signature if shares held jointly

Please date this proxy and sign your name as it appears on your stock certificate(s). When shares are held jointly, all owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title and authority. If a corporation, please sign in full corporate name by authorized officer and give full title of the authorized officer. If a partnership, please sign in full partnership name by authorized person and give full title of the authorized person.

PLEASE VOTE BY 11:59 P.M. (EASTERN TIME) ON SEPTEMBER 27, 2021.

VOTE BY INTERNET

Use the Internet to transmit your voting instructions at www.transhare.com/alkaline. Click Vote My Proxy and then click on the Company's name and follow the on-screen instructions.

VOTE BY EMAIL

Mark, sign and date your proxy card and return it via email to bizsolaconsulting@gmail.com. Include your control ID in your email.

VOTE BY FAX
Mark, sign and date your proxy card and return it via fax to 1-727-269-5616.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Transhare Corporation, Bayside Center 1, 17755 North US Highway 19, Suite 140, Clearwater, Florida 33764.